Exhibit 10.1














                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                          J&P FAMILY PROPERTIES, LTD.,
                           LARA ENERGY, INC., SELLERS

                                       AND

                           GULF COAST OIL CORPORATION,
                                      BUYER

                                TABLE OF CONTENTS


ARTICLE 1.  DEFINITIONS                                                       1


ARTICLE 2.  SALE AND TRANSFER OF ASSETS:  CLOSING                             7

   2.01.     ASSETS.                                                          7

   2.02.    PURCHASE PRICE.                                                   7
   2.03.    CLOSING.                                                          7
   2.04.    CLOSING OBLIGATIONS.                                              7
   2.05.    ALLOCATIONS AND ADJUSTMENTS.                                      9
   2.06.    ASSUMPTION.                                                      11
   2.07.    DELIVERY OF RECORDS.                                             11
   2.08.    SUSPENDED FUNDS.                                                 12
   2.09.    AGREEMENT REGARDING FUTURE ACTIVITY IN THE AREA OF
            MUTUAL INTEREST                                                  13

ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF SELLERS                        13
   3.01.    ORGANIZATION AND GOOD STANDING.                                  13
   3.02.    AUTHORITY; NO CONFLICT.                                          13
   3.03.    BANKRUPTCY.                                                      14
   3.04.    TAXES.                                                           14
   3.05.    LEGAL PROCEEDINGS; ORDERS.                                       15
   3.06.    ENVIRONMENTAL.                                                   15
   3.07.    PERSONAL PROPERTY.                                               15
   3.08.    TITLE TO PROPERTIES.                                             16
   3.09.    BROKERS.                                                         16
   3.10.    TAX SHARING AGREEMENTS.                                          16
   3.11.    CONSENTS.                                                        16
   3.12.    GAS IMBALANCES, PREPAYMENT ARRANGEMENTS; TAKE-OR-PAY.            16
   3.13.    STATUS OF LEASES.                                                16
   3.14.    CONTRACTS.                                                       16


ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF BUYER                          17
   4.01.    ORGANIZATION AND GOOD STANDING.                                  17
   4.02.    AUTHORITY; NO CONFLICT.                                          17
   4.03.    CERTAIN PROCEEDINGS.                                             18
   4.04.    KNOWLEDGEABLE INVESTOR.                                          18
   4.05.    SECURITIES LAWS.                                                 18
   4.06.    DUE DILIGENCE                                                    18
   4.07.    BASIS OF BUYER'S DECISION                                        18
   4.08.    MATERIAL FACTOR                                                  18

ARTICLE 5.  CONVENANTS OF SELLERS                                            19
   5.01.    ACCESS AND INVESTIGATION.                                        19
   5.02.    OPERATION OF THE ASSETS.                                         19
   5.03.    INSURANCE.                                                       20
   5.04.    CONSENT AND WAIVERS.                                             20
   5.05.    EXTRAORDINARY EVENTS.                                            20
   5.06.    MATERIAL FACTOR.                                                 21

ARTICLE 6.  CONVENANTS OF BUYER                                              21
   6.01.    NOTIFICATION.                                                    21


ARTICLE 7.  IDEMNIFICIATION; REMEDIES                                        21
   7.01.    SURVIVAL.                                                        21
   7.02.    INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLERS;
            JOINT AND SEVERAL LIABILITY OF MR. JOHN E. HEARN, JR.
            AND MR. JIM WHEELER                                               2
   7.03.    INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER.                 22
   7.04.    TIME LIMITATIONS.                                                23
   7.05.    LIMITATIONS ON AMOUNT--SELLERS.                                  23
   7.06.    LIMITATIONS ON AMOUNT--BUYER.                                    23
   7.07.    PROCEDURE FOR INDEMNIFICATION--THIRD PARTY CLAIMS.               23
   7.08.    PROCEDURE FOR INDEMNIFICATION--OTHER CLAIMS.                     24
   7.09.    EXTENT OF REPRESENTATIONS AND WARRANTIES.                        24
   7.10.    COMPLIANCE WITH EXPRESS NEGLIGENCE TEST.                         25
   7.11.    LIMITATIONS OF LIABILITY.                                        25

ARTICLE 8.  TITLE MATTERS AND ENVIRONMENTAL MATTERS                          26
   8.01.    TITLE EXAMINATION AND ACCESS.                                    26
   8.02.    DEFENSIBLE TITLE.                                                26
   8.03.    TITLE DEFECTS.                                                   27
   8.04.    ADJUSTMENTS.                                                     27
   8.05.    ENVIRONMENTAL AUDIT                                              27
   8.06.    REMEDIES FOR VIOLATIONS OF ENVIRONMENTAL LAWS                    28
   8.07.    RIGHT OF TERMINATION.                                            28
   8.08.    DISPUTES.                                                        28
   8.09.    CASUALTY LOSS AND CONDEMNATION.                                  29
   8.10.    SECURING ASSIGNMENT OF WHEELER ASSIGNMENt                        30

ARTICLE 9.  GENERAL PROVISIONS                                               30
   9.01.    EXPENSES.                                                        30
   9.02.    NOTICES.                                                         30
   9.03.    JURISDICTION; SERVICE OF PROCESS.                                31
   9.04.    FURTHER ASSURANCES.                                              31
   9.05.    WAIVER.                                                          31
   9.06.    ENTIRE AGREEMENT AND MODIFICATION.                               32
   9.07.    ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS.              32
   9.08.    SEVERABILITY.                                                    32
   9.09.    SECTION HEADINGS, CONSTRUCTION.                                  32
   9.10.    TIME OF ESSENCE.                                                 32
   9.11.    GOVERNING LAW.                                                   33
   9.12.    COUNTERPARTS.                                                    33
   9.13.    WAIVER OF TEXAS DECEPTIVE TRADE PRACTICES - CONSUMER
            PROTECTION ACT.                                                  33
   9.14.    ARBITRATION.                                                     33
   9.15.    TAX DEFERRED EXCHANGE.                                           34
   9.16.    PRESS RELEASE.                                                   34

                            ASSET PURCHASE AGREEMENT
                            ------------------------


     This Asset Purchase Agreement ("Agreement") is made as of June 30, 2006, by and among J&P FAMILY PROPERTIES, LTD., a Texas Limited Partnership, LARA ENERGY, INC., a Texas corporation, (collectively "SELLERS") and GULF COAST OIL CORPORATION, a Delaware corporation ("BUYER").

                                    RECITALS

     Sellers desire to sell and Buyer desires to purchase, undivided interests in certain oil, gas, and mineral properties and related assets and contracts, for the consideration and on the terms set forth in this Agreement.

                                    AGREEMENT

     The  parties,  intending  to  be  legally  bound,  agree  as  follows:

                                    ARTICLE 1

                                   DEFINITIONS



     For purposes of this Agreement, in addition to the other Capitalized terms defined herein, the following terms have the meanings specified or referred to in this Article 1:

     "AFFILIATE"  --  any  Person  directly  or  indirectly  controlled  by,
      ---------
controlling, or under common control with, Buyer or Sellers, including any subsidiary of Buyer or Sellers and any "affiliate" of Buyer or Sellers within the meaning of Reg. Sec.240.12b-2 of the Securities Exchange Act of 1934, as amended, with "control," as used in this definition, meaning possession, directly or indirectly, of the power to direct or cause the direction of management, policies or action through ownership of voting securities, contract, voting trust, or membership in management or in the group appointing or electing management or otherwise through formal or informal arrangements or business relationships.

     "ALLOCATED  VALUES"  --the  values  assigned among the Asset categories set
      -----------------
forth  on  Schedule  2.02.

     "ASSETS"  -the  Subject  Leases,  Wells,  and  Contracts.
      ------

     "BREACH"--a  "Breach"  of a representation, warranty, covenant, obligation,
      ------
or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision.

     "BUYER'S  CLOSING  DOCUMENTS"--as  defined  in  Section  4.02.
      ---------------------------

      "CAPITAL  EXPENDITURES"-The cost  to drill, complete and hook up to sales,
       ---------------------
all  wells  drilled  after  the  Effective  Time.

     "CLOSING"--as  defined  in  Section  2.03.
      -------

     "CLOSING  DATE"--the  date  and time as of which the Closing actually takes
      -------------
place.

     "CONSENT"--any  approval,  consent,  ratification,  waiver,  or  other
      ------
authorization (including any Governmental Authorization) relating to the conveyance of the Assets or a portion thereof.

     "CONTEMPLATED  TRANSACTIONS"--all  of the transactions contemplated by this
      -------------------------
Agreement,  including,  but  not  limited  to:

     (a)  the  sale  of  the  Assets  by  Sellers  to  Buyer;

     (b) the execution, delivery, and performance of the Instruments of Conveyance and all other instruments and documents required under this Agreement;

     (c) the performance by Buyer and Sellers of their respective covenants and obligations under this Agreement; and

     (d) Buyer's acquisition, ownership, and exercise of control over the Assets.

     "CONTRACT"--any  written  agreement  or  contract  that  is legally binding
      --------
relating to the Subject Leases or Wells, including without limitation, those listed on EXHIBIT B.

     "DAMAGES"--as  defined  in  Section  7.02.
      -------

     "DEFENSIBLE  TITLE"--as  defined  in  Section  8.02.
      -----------------

     "DISCLOSURE  SCHEDULE"--the  disclosure  schedule  attached  as  EXHIBIT D.
      --------------------

     "EFFECTIVE  TIME"-DECEMBER  1,  2005,  at 7:00 a.m., Central Daylight Time.
      ---------------

     "ENCUMBRANCE"--any  charge,  equitable  interest,  privilege, lien, option,
      -----------
pledge,  security  interest, right of first refusal, or restriction of any kind.

     "ENVIRONMENT"--soil,  land  surface  or  subsurface  strata, surface waters
      -----------
(including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwater, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

     "ENVIRONMENTAL  LAW"--any  Legal  Requirement  that requires or relates to:
      ------------------
     (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials that could have significant impact on the Environment;

     (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment;

     (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

     (d)  protecting  resources,  species,  or  ecological  amenities;

     (e) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;

     (f) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

     (g) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

     "ENVIRONMENTAL  LIABILITIES"--any  cost,  damage,  expense,  liability,
      --------------------------
obligation, or other responsibility arising from or under either an Environmental Law or third party claims relating to the Environment which relates to the Assets.

     "EXISTING  BURDENS"  --  the  total  of Lessor Royalty Burdens and Override
      -----------------
Burdens attributable to the Subject Leases, determined on a lease by lease basis.

     "GAAP"--generally accepted United States accounting principles applied on a
      ----
consistent  basis.

     "GOVERNMENTAL  AUTHORIZATION"--any  approval,  consent,  license,  permit,
      ---------------------------
waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     "GOVERNMENTAL  BODY"--any:
      ------------------
     (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

     (b)  federal,  state,  local,  municipal,  foreign,  or  other  government;

     (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

     (d)  multi-national  organization  or  body;  or

     (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "HYDROCARBONS"--oil,  gas,  minerals,  and  other  gaseous  and  liquid
      ------------
hydrocarbons  or  any  combination  of  the  foregoing.

     "INSTRUMENT  OF  CONVEYANCE"--the  instruments  of  conveyance transferring
      --------------------------
title  to  the  Assets  in  the  form  of  EXHIBIT  C.

     "IRC"--the  Internal  Revenue  Code  of  1986  or  any  successor  law, and
      ---
regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

     "IRS"--the  United States Internal Revenue Service or any successor agency,
      ---
and,  to  the  extent  relevant,  the  United States Department of the Treasury.

     "KNOWLEDGE"--an  individual  will  be  deemed  to  have  "Knowledge"  of  a
      ---------
particular fact or other matter if such individual is actually aware of such fact or other matter. A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving as an officer or director of such Person has, or at any time had, Knowledge of such fact or other matter.

     "LEGAL  REQUIREMENT"--any  federal,  state,  local,  municipal,  foreign,
      ------------------
international, or multinational law, administrative order, constitution, ordinance, principle of common law, regulation, statute, or treaty.

     "LESSOR ROYALTY BURDENS"-- as to each Subject Lease, all reserved royalties
      ----------------------
arising under the terms thereof and payable to the mineral owners in, on and under the lands covered thereby.

     "ORDER"--any  award,  decision,  injunction,  judgment,  order,  ruling,
      -----
subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

     "ORDINARY  COURSE  OF BUSINESS"--an action taken by a Person will be deemed
      -----------------------------
to have been taken in the "Ordinary Course of Business" if such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person.

     "ORGANIZATIONAL  DOCUMENTS"--(a)  the  articles  or  certificate  of
      -------------------------
incorporation and the bylaws of a corporation; (b) the articles of organization and regulations of a limited liability company; (c) the certificate of limited partnership and limited partnership agreement of a limited partnership; and (d) any amendment to any of the foregoing.

     "OVERRIDE  BURDENS"--overriding  royalty  interests  burdening  the Subject
      -----------------
Leases (a) which are presently of record in the Counties in which they are located, or (b) otherwise arise pursuant to a Contract.

     "PERMITTED  ENCUMBRANCE"--any  of  the  following:  (a)  any obligations or
      ----------------------
duties reserved to or vested in any municipality or other Governmental Body to regulate any Asset in any manner including all applicable Legal Requirements;
(b) the terms and conditions of all leases, options, servitudes, contracts for sale, purchase, exchange, refining or processing of Hydrocarbons, operating agreements, construction agreements, construction and operation agreements, participation agreements, shoot-to-earn agreements, exploration agreements, partnership agreements, processing agreements, plant agreements, pipeline, gathering, exchange and transportation agreements, disposal agreements, permits, licenses and any other agreements affecting the Assets, including those set forth as Contracts on Exhibit B attached hereto; (c) the Consents identified in
Part 3.13 of the Disclosure Schedule with respect to which prior to Closing (i) waivers or consents have been obtained from the appropriate Person, (ii) the applicable period of time for asserting such rights has expired without any exercise of such rights, or (iii) mutually agreed upon arrangements have been made by the parties to allow Buyer to receive substantially the same economic benefits as if all such waivers and consents had been obtained; (d) easements, rights-of-way, servitudes, permits, surface leases and other similar rights on, over or in respect of any of the Assets, as long as any such encumbrance does not serve to diminish Buyer's right to ingress and egress below that enjoyed by Sellers and were in effect as of the Effective Time; (e) lessor's royalties, overriding royalties, production payments, net profits interests, reversionary interests, and similar burdens if the net cumulative effect of such burdens does not operate to reduce Sellers' entitlement to production from the Wells below the net revenue interests set forth in Exhibit A, (f) such other defects or irregularities of title or Encumbrances as Buyer may have waived in writing or which Buyer shall be deemed to have waived pursuant to the provisions of Section
7.03 hereof; (g) conventional rights of reassignment obligating Sellers to reassign their interests in any portion of the Leases to a third party in the event they intend to release or abandon such interest prior to the expiration of the primary term or other termination of such interest; and (h) from and after consummation of the Closing, defects and irregularities of title which existed on the date Sellers acquired the affected Asset, unless Buyer and Sellers agree otherwise in writing at or before Closing

     "PERSON"--any  individual,  corporation  (including  any  non-profit
      ------
corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

     "POST  EFFECTIVE  TIME  CREDIT"-as  defined  in  Section  2.05(a).
      -----------------------------

     "PROCEEDING"--any  action,  arbitration,  audit,  hearing,  investigation,
      ----------
litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

     "PROPERTY  COSTS"--as  defined  in  Section  2.05(a).
      ----------------

     "PURCHASE  PRICE"--as  defined  in  Section  2.02.
      ---------------

     "REPRESENTATIVE"--with  respect  to  a  particular  Person,  any  director,
      --------------
officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

     "SELLERS'  CLOSING  DOCUMENTS"--as  defined  in  Section  3.02.
      ----------------------------

     "SUBJECT  LEASES"--the oil, gas, and mineral leases described on EXHIBIT A.
      ---------------

     "TAX"--any  tax  (including  any income tax, capital gains tax, value-added
      ----
tax, sales tax, property tax, severance tax, gift tax, or estate tax), levy, assess-ment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any Governmental Body or payable pursuant to any tax-sharing agreement or any other Contract relating to the shar-ing or payment of any such tax, levy, assessment, tariff, duty, defi-ciency, or fee.

     "TAX  RETURN"--any  return  (including  any  information  return),  report,
      -----------
statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

     "THREATENED"--a claim, Proceeding, dispute, action, or other matter will be
      ----------
deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) to a party or any of its officers, directors, or employees that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

     "TITLE  DEFECT"--as  defined  in  Section  8.03.
      -------------

     "VIOLATION  OF  ENVIRONMENTAL  LAWS"  --  a violation of, or the failure to
      ----------------------------------
perform  any  obligation  imposed  by,  an  Environmental  Law.

     "WELLS"-oil  and gas wells located on the Subject Leases and Prospects, and
      -----
more  particularly  described  on  EXHIBIT  A.

                                    ARTICLE 2

                      SALE AND TRANSFER OF ASSETS; CLOSING



     2.01. ASSETS. Subject to the terms and conditions of this Agreement, at the
           ------
Closing,  Sellers  shall  sell  and  transfer  the  Assets  to  Buyer.


     2.02.  PURCHASE  PRICE.  The  purchase  price  for  the Assets will be FOUR
            ---------------
MILLION FOUR HUNDRED FIFTY THOUSAND DOLLARS ($4,450,000.00) (the "Purchase Price"). The Purchase Price for the Assets will be allocated among each of the Assets, as set forth in Schedule 2.02 hereto. The amount so allocated to a part of the Assets will constitute the Allocated Values for such part of the Assets. Sellers and Buyer agree to be bound by the allocation set forth in Schedule 2.02 for purposes of Article 8 hereof.


     2.03.  CLOSING.  The purchase and sale (the "Closing") provided for in this
            -------
Agreement will take place at the offices of Sellers' counsel, at 1:00 p.m. (local time) on or before JUNE 30, 2006, or at such other time and place as the parties may agree.


     2.04.  CLOSING  OBLIGATIONS.  At  the  Closing:
           ---------------------

          (a)  Sellers  will  deliver,  or  cause  to  be  delivered,  to Buyer:

               (i)  the Instruments  of  Conveyance  executed  by  Sellers;

               (ii) possession  of  the  Assets;

               (iii) a certificate  executed  by  Sellers  representing  and warranting to Buyer that each of Sellers' representations and warranties in this Agreement is accurate in all material respects as of the Closing Date as if made on the Closing Date;

               (iv) such documents  as  Buyer  or  counsel  for  Buyer  may reasonably request, including but not limited to letters-in-lieu of transfer order to purchasers of production from the Wells, and releases of all recorded Encumbrances (other than Permitted Encumbrances) affecting the Assets; and

               (v) the Post-Effective Time Credit, as defined in section 2.05(b), by delivery of a cashier's check(s) payable to Buyer.

                    BANK INFORMATION:
                    ABA BANK ROUTING #:     ********
                    ACCOUNT # :               ********

          (b)  Buyer will  deliver  to  Sellers:

               (i) the Purchase Price, by wire transfer, in the following amounts which are net of the $200,000 deposit heretofore made by Buyer to Sellers, to the following accounts Buyer shall have fully performed its payment obligations when the Purchase Price arrives in the designated account, and Sellers agree to indemnify and hold Purchaser harmless for damages or any claims resulting from any failure thereafter concerning the proper disbursement of the Purchase Price;

ACCOUNT NAME:                    ACCOUNT NAME:           *************


BANK                             BANK                    ******************
INFORMATION:                     INFORMATION:

ABA BANK                         ABA BANK
ROUTING #:                       ROUTING #:

ACCOUNT # :                      ACCOUNT # :

AMOUNT:                          FOR FURTHER
                                 CREDIT TO:

                                 ACCOUNT  NAME:



                                 BANK
                                 INFORMATION:



                                 ABA  BANK
                                 ROUTING  #:

                                 ACCOUNT  #  :

                                 AMOUNT:

                    Payment to Investment Property Exchange Services, Inc. is made at the request and for the benefit of Lara Energy, Inc., 600 Building, Suite 1904, Corpus Christi, Texas 78473.

               (ii) the Instruments  of  Conveyance  executed  by  Buyer;

               (iii) a certificate  executed  by  Buyer  representing  and warranting to Sellers that each of Buyer's representations and warranties in this Agreement is accurate in all material respects as of the Closing Date as if made on the Closing Date; and

               (iv) such other  documents  as  Sellers  or  counsel  for Sellers may  reasonably  request.

     2.05.  ALLOCATIONS  AND  ADJUSTMENTS.  If  Closing  occurs:
            -----------------------------

          (a) Buyer will be entitled to all revenues, production, proceeds, income, and products from or attributable to each Asset on and after the relevant Effective Time, and will be responsible for (and entitled to any refunds with respect to) all Property Costs attributable to the Assets and incurred on and after the Effective Time. Sellers will be entitled to all revenues, production, proceeds, income, and products from or attributable to each Asset prior to the Effective Time, and will be responsible for (and entitled to any refunds with respect to) all Property Costs attributable to each Asset and incurred prior to the Effective Time and all Capital Expenditures. "Property Costs" will mean all amounts attributable to the operation and ownership of the Assets incurred and paid in the Ordinary Course of Business less and except Capital Expenditures. For purposes of allocating production, products, accounts receivable and proceeds under this Section, (i) liquid hydrocarbons will be deemed to be "from or attributable to" the Wells when they pass through the pipeline connecting into the storage facilities into which they are run and (ii) gaseous hydrocarbons will be deemed to be "from or attributable to" Wells when they pass through the delivery point sales meters on the pipelines through which they are transported. In order to accomplish the foregoing allocation of production the parties will rely upon gauging, metering and strapping procedures conducted by Sellers on or about the Effective Time to the extent possible and unless demonstrated to be inaccurate will utilize reasonable interpolating procedures to arrive at an allocation of production when exact gauging, metering and strapping data is not available on hand as of the Effective Time. Sellers will provide to Buyer evidence of all gauging, metering and strapping procedures conducted hereunder in connection with the Wells, together with all data necessary to support any estimated allocation, for purposes of establishing the adjustment to the Purchase Price. Ad valorem taxes for 2005 will be prorated on a daily basis, with Buyer liable for the portion allocated to the period on and after the Effective Time and Sellers liable for the portion allocated to the period before the Effective Time. If the amount of such taxes for part, or all, of the Assets is not available on the Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between Sellers and Buyer, when actual tax figures are available.

          (b) The Post-Effective Time Credit will be, without duplication, determined by a calculation wherein

               (i)  the  following  amounts  are  subtracted:

                    (A)  the aggregate  amount  of  all  non-reimbursed
                         Property Costs which are attributable to the period from the Effective Time to the Closing Date and which are incurred and paid by Sellers with respect to the Wells and Subject Leases;

                    (B) an amount equal to the agreed value of all Hydrocarbons in storage above the pipeline connection at the Effective Time that is credited to the Wells and which stored Hydrocarbons have not been sold by Sellers or for which Sellers have not been paid;

                    (C)  the amount  of  any  upward  adjustment  pursuant  to
                         Section  8.04;

                    (D) any other upward adjustment mutually agreed upon by the parties;

               (ii) the following  amounts  are  added:

                    (A) the aggregate amount of proceeds received by Sellers from the sale of Hydrocarbons produced from and attributable to the Wells between the Effective Time and the Closing Date;

                    (B) the amount of any downward adjustment relating to Title Defects as set forth in Article 8;

                    (C) the amount of any adjustment relating to an uninsured casualty as required by Section 8.09;

                    (D) Sellers' share of estimated ad valorem taxes through the Effective Time; and

                    (E) the amount of any downward adjustment mutually agreed upon by the parties.

     The net product of this calculation is herein referred to as the "Post-Effective Time Credit."

          (c) Subject to the arbitration provisions of Article 9.14 as to adjustments under Section 2.05(b)(ii)(b), as soon as practicable after Closing, but no later than ninety (90) days following the Closing Date, Sellers will prepare and submit to Buyer, a statement (the "Final
                                                                           -----
     Settlement  Statement")  setting forth each adjustment or payment which was
     ---------------------
     not finally determined as of the Closing Date and showing the values used to determine such adjustments to reflect the final adjusted Purchase Price (the "Final Amount"). On or before thirty (30) days after receipt of the
            -------------
     Final Settlement Statement, Buyer will deliver to Sellers a written report containing any changes which Buyer proposes be made to the Final Settlement Statement. Sellers and Buyer shall undertake to agree with respect to the amounts due pursuant to the post-closing adjustment no later than one hundred fifty (150) days from the Closing Date. If Sellers and Buyer are unable to agree within one hundred fifty (150) days after the Closing Date as to adjustment matters not subject to arbitration in accordance with this Agreement, Sellers will select an independent accounting firm in Corpus Christi, Texas, from a list of three such firms provided by Buyer (none of which will be the independent accounting firm regularly used by Buyer or Sellers), which firm will audit the Final Settlement Statement and determine the Purchase Price adjustment or payment amount in accordance with the terms and conditions set forth in this Agreement. The decision of such independent accounting firm will be binding on Sellers and Buyer, and the fees and expenses of such independent accounting firm will be borne one-half by Sellers and one-half by Buyer. The date upon which such agreement is reached or upon which the Purchase Price is otherwise established, as provided in the preceding sentence, will be called the "Settlement Date." In the event that (a) the Final Amount is more than the
      ----------------
     Purchase Price less the Post-Effective Time Credit, Buyer will pay to Sellers the amount of the difference; or (b) the Final Amount is less than the Purchase Price less the Post-Effective Time Credit, Sellers will pay to Buyer the amount of the difference. Such payment will be made within five
     (5) business days of the Settlement Date via wire transfer to accounts specified by Sellers or Buyer as appropriate.

     2.06.  ASSUMPTION.  If the Closing occurs, from and after the Closing Date,
            ----------
Buyer  will  assume,  pay,  and  discharge  the  following liabilities ("Assumed
                                                                         -------
Liabilities"):
-----------

     Any and all duties, claims, damages, expenses, fines, penalties, costs (including attorneys' fees and expenses), liabilities, and obligations (collectively the "Obligations") (i) arising from or relating to the ownership or operation of the Assets from and after the Effective Time under any Contract, Governmental Authorization, or Subject Lease relating to the Assets, (ii) imposed by any Legal Requirement relating to the Assets, (iii) for plugging, abandonment, and surface restoration of the oil, gas, injection, water, or other wells located on the lands covered by the Subject Leases, (iv) from any act, omission, event, condition, or occurrence subsequent to the Effective Time relating to the Assets, and (v) attributable to all Environmental Liabilities relating to the Assets; provided, however, the provisions of this Section 2.06 will not relieve Sellers from liability resulting from a Breach, if any, of its representations, warranties or covenants under this Agreement.

     2.07.  DELIVERY  OF  RECORDS.  Subject  to the terms and conditions of this
            ---------------------
Agreement, Sellers agree to, within five (5) working days of Closing, deliver to Buyer, all of the files, records, documents, correspondence and data now in the possession or control of Sellers that relate to the Assets (the "Records"). This will include:


          (i) Title opinions and title status reports pertaining to the Assets;

          (ii) Copies of the Subject Leases, prior conveyances of the Assets, unitization, pooling and operating agreements, division and transfer orders, mortgages, deeds of trust, security arrangements, chattel mortgages, financing statements and other encumbrances not discharged and affecting the title to or the value of the Assets and all other information contained in the land files of Sellers and relating to the Assets;

          (iii) Records relating to the payment of rentals, royalties and other payments due under the Subject Leases;

          (iv) Records relating to the payment of ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Assets;

          (v) Ownership maps, surveys, logs and seismic information relating to the Assets;

          (vi) Copies of all purchase, sale, processing and transportation agreements relating to the Assets;

          (vii) Copies of all agreements including the leases, permits, easements, licenses and orders relating to the Assets;

          (viii) Production and operational records relating to the Assets, including filings made with regulatory agencies;

          (ix) Inventories of personal property and fixtures included in the Assets;

          (x) Accounting records, and engineering and technical data, and geological and geophysical data, relating to the Assets; and

          (xi) Digital and paper copies of all marketing materials used in the Tristone data room, including seismic and individual prospect montages.

     Notwithstanding the foregoing, Sellers shall not be under any obligation to release any documentation or records that Sellers cannot without violating any contractual commitment to third parties provided, however, such documentation shall be provided to the extent a waiver of any such contractual commitment is obtained. Buyer shall permit Sellers, at Sellers' expense, to inspect and photocopy such information and records at any reasonable time but only to the extent, in each case, that Buyer may do so without violating any contractual commitment to a third party.

     2.08.  SUSPENDED  FUNDS.  As soon as practicable after the Closing, Sellers
            ----------------
will provide to Buyer a listing showing all proceeds from production attributable to the Leasehold Interests which are currently held in suspense and shall transfer to Buyer all of those suspended proceeds. Upon request by Buyer, Sellers shall also provide Buyer with copies of documents and other historical information with respect to such proceeds. Upon receipt of such proceeds, Buyer shall be responsible for proper distribution of all the suspended proceeds, to the extent turned over to it by Sellers, to the parties lawfully entitled to them, and hereby agrees to indemnify, defend and hold harmless Sellers from and against any and all claims, liabilities, losses, costs and expenses, arising out of or relating to those suspended proceeds to the extent turned over to it by

Sellers; provided, however, that Sellers shall, for a period continuing through and until the second anniversary of the Closing, indemnify and hold Buyer harmless from and against any and all claims, liabilities, losses, costs and expenses associated with any claims against the suspended proceeds to the extent such claim exceeds the proceeds transferred to Buyer in respect of such claimant and arises solely from Sellers' actions or omissions prior to the date Buyer receives such suspended proceeds.

     2.09.  AGREEMENT  REGARDING  FUTURE  ACTIVITY.  For  a period of four years
            --------------------------------------
following the Closing, Sellers, on behalf of themselves and their Affiliates, agree not to acquire or attempt to acquire any interest in any oil and gas lease that is located in whole or in part within the boundaries of the outline on
Schedule  2.09  attached  hereto.

     2.10.  CONTRACT  RIGHTS  ASSIGNMENT. Subject to the terms and conditions of
            ----------------------------
this Agreement, Sellers hereby sell and convey to Buyer all of Sellers' rights with respect to any written agreement or contract that is legally binding relating to the Subject Leases or Wells, including without limitations, those listed on Exhibit B.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLERS



     Each Sellers, severally as to its respective interest and not jointly, represents and warrants to Buyer as follows:

     3.01.  ORGANIZATION AND GOOD STANDING. J&P Family Properties, Ltd., a Texas
            ------------------------------
Limited Partnership, and Lara Energy, Inc., a Texas corporation, duly organized, validly existing, and in good standing under the laws of its state of organization and every state in which it is qualified to do business, with full corporate power and authority to conduct its business as it is now being conducted, and to own or use the properties and assets that it purports to own or use. Sellers are not a "foreign person" for purposes of Section 1445 or
Section  7701  of  the  IRC.


     3.02.  AUTHORITY;  NO  CONFLICT.
            ------------------------

          (a) This Agreement constitutes the legal, valid, and binding obligation of Sellers, enforceable against Sellers in accordance with its terms. Upon the execution and delivery by Sellers of the Instruments of Conveyance and any other documents executed and delivered by Sellers at the Closing (collectively, the "Sellers' Closing Documents"), Sellers' Closing Documents will constitute the legal, valid, and binding obligations of Sellers, enforceable against Sellers in accordance with their respective terms. Except as set forth in Part 3.02 of the Disclosure Schedule, Sellers have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and Sellers' Closing Documents, and to perform its obligations under this Agreement and Sellers' Closing Documents.

          (b) Except as set forth in Part 3.02 of the Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

               (i)  contravene,  conflict  with,  or  result  in  a violation of
                    (A) any provision of the Organizational Documents of Sellers, or (B) any resolution adopted by the board of directors or the stockholders of Sellers;

               (ii) contravene,  conflict  with,  or  result  in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any contract or agreement or any Legal Requirement or Order to which Sellers, or any of the Assets, may be subject;

               (iii) contravene,  conflict  with,  or  result  in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that relates to the Assets;

               (iv) contravene,  conflict  with,  or  result  in  a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract; or

               (v) result in the imposition or creation of any Encumbrance upon or with respect to any of the Assets.

          (c) Except as set forth in Part 3.02 of the Disclosure Schedule, Sellers are not nor will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions. If any such consent is required, such consent shall be given in writing not less than three (3) business days prior to Closing.

     3.03.  BANKRUPTCY.  There are no bankruptcy, reorganization, or arrangement
            ----------
proceedings being contemplated by Sellers or pending or Threatened against Sellers.


     3.04.  TAXES. Sellers have filed or caused to be filed all Tax Returns that
            -----
it has been or was required to file, either separately or as a member of a consolidated group, pursuant to applicable Legal Requirements. All Tax Returns filed by (or that include on a consolidated basis) Sellers are true, correct, and complete. Sellers have paid all Taxes that have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Sellers, to the extent not being contested in good faith. Sellers do not have any Knowledge of any Threatened Tax assessment against it except as disclosed in Part 3.05 of the Disclosure Schedule.


     3.05.  LEGAL  PROCEEDINGS;  ORDERS.
            ---------------------------


          (a) Except as set forth in Part 3.05 of the Disclosure Schedule, there is no pending Proceeding:

               (i)  that relates  to  or  may  affect  any  of  the  Assets;  or

               (ii) that challenges,  or  that  may  have  the  effect  of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

          (b) Except as set forth in Part 3.05 of the Disclosure Schedule, to Sellers' Knowledge (1) no Proceeding of the type referenced in
               Section 3.05 (a) has been Threatened, (2) no event has occurred nor does any circumstance exist that may give rise to or serve as a basis for the commencement of any such Proceeding, and (3) no basis exists for any claim by any employee of Sellers under any Legal Requirement for which Buyer could become liable as a successor or otherwise.

          (c) Except as set forth in Part 3.05 of the Disclosure Schedule, there is no Order relating to the use or ownership of the Assets to which Sellers, or any of the Assets, is subject.

     3.06.  ENVIRONMENTAL.  To the Knowledge of Sellers, there are no Violations
            -------------
of Environmental Laws that arise from events occurring during the period Sellers owned the affected Assets, which have not been corrected or remediated under the requirements of any Governmental Body having jurisdiction, and to the Knowledge of Sellers, there are no Environmental Liabilities that arise from events occurring prior to Sellers' ownership of the Assets.

     There are no environmental investigations, studies or audits with respect to any of the Assets owned or commissioned by, or in the possession of, Sellers or Affiliates which have not been disclosed in writing to Buyer.

     Sellers have, at their own expense, covered every open pit related to their operations on the affected Assets and disposed of all associated drill cuttings in accordance with the requirements of any Governmental Body having jurisdiction.

     3.07.  PERSONAL  PROPERTY.  To  the  extent  the Assets constitute personal
            ------------------
property  or  fixtures, Sellers EXPRESSLY DISCLAIM AND NEGATE (A) ANY IMPLIED OR
                                ------------------------------------------------
EXPRESS  WARRANTY  OF  MERCHANTABILITY,  (B)  ANY IMPLIED OR EXPRESS WARRANTY OF
--------------------------------------------------------------------------------
FITNESS  FOR  A  PARTICULAR  PURPOSE,  (C)  ANY  IMPLIED  OR EXPRESS WARRANTY OF
--------------------------------------------------------------------------------
CONFORMITY  TO MODELS OR SAMPLES OF MATERIALS, AND (D) ANY OTHER WARRANTY OF ANY
--------------------------------------------------------------------------------

NATURE,  EXPRESS  OR IMPLIED, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND ARE TO BE
--------------------------------------------------------------------------------
CONVEYED  "AS  IS"  AND  "WHERE  IS",  WITH  ALL  FAULTS.
--------------------------------------------------------

     3.08.  TITLE  TO  PROPERTIES.  On  the Closing Date, Sellers will convey to
            ---------------------
Buyer Defensible Title to the Assets. Sellers have delivered or made available to Buyer all items in their possession which would be relevant in the determination as to whether Sellers have the ability to convey Defensible Title to the Assets. Notwithstanding any other provision herein, or in any Assignment, Sellers specifically warrant title to the Assets by, through and under them, but not otherwise.

     3.09.  BROKERS.  Sellers  have  not  incurred  any obligation or liability,
            -------
contingent or otherwise, for broker's or finder's fees with respect to the transactions contemplated by this Agreement other than obligations which are the sole responsibility of Sellers.

     3.10.  TAX  SHARING  AGREEMENTS. There are no tax sharing agreements or any
            ------------------------
other  contract  relating  to  the  sharing  or  payment  of  any  Tax.

     3.11.  CONSENTS.  Part  3.11  of  the  Disclosure  Schedule  sets forth all
            --------
consents and approvals which are required in order to consummate the transactions contemplated hereunder.

     3.12.  GAS  IMBALANCES,  PREPAYMENT ARRANGEMENTS; TAKE-OR-PAY. There are no
            ------------------------------------------------------
gas imbalances between Sellers and any third party working interest owners or gatherers or transporters relative to the Assets, and Sellers are not obligated by any gas prepayment arrangement or by any take-or-pay requirement or by any other financial penalty or payback obligation to deliver any gas at a future time without then or thereafter receiving payment therefore.

     3.13.  STATUS OF LEASES. With respect to the oil, gas and/or mineral leases
            ----------------
comprising part of the Assets (i) to Sellers' Knowledge, such leases have been maintained according to their terms, in compliance with the agreements to which such leases are subject; (ii) to Sellers' Knowledge all royalties (other than royalties held in suspense), delay rentals and other payments due under such leases have been properly and timely paid and all conditions necessary to keep such leases in force have been fully performed; (iii) to Sellers' Knowledge, except as shown on the Exhibits hereto, and without expanding or enlarging any warranty of title given elsewhere herein, such leases are presently in force and effect; and (iv) neither Sellers nor, to Sellers' Knowledge, any other party to any such lease has received notice of any claim or action seeking to terminate, cancel, rescind or procure a judicial reformation of any such lease or any provisions thereof or seeking the release of any such lease (or portion thereof) comprising any part of the Assets.

     3.14.  CONTRACTS.  Exhibit  B  contains  a  complete  list  of the material
            ---------
Contracts comprising a part of the Assets. Sellers have made available to Buyer complete and correct copies of all Contracts listed on Exhibit B. Except as set forth on Parts 3.02 and 3.14 of the Disclosure Schedule, Sellers have received no written notice of any threatened cancellation of any Contract nor any outstanding disputes thereunder, and, assuming all required consents are received, Sellers have not and will not have breached any provision of, nor, to Sellers' Knowledge, does there exist any default under, or event, that is, or with the giving of notice or the passage of time or both would become a breach or default in respect under the terms of any Contract. The Contracts have been duly executed by Sellers, constitute valid and enforceable obligations of Sellers, and are freely assignable without the consent of third parties. Except as set forth on Part 3.14 of the Disclosure Schedule, there are no gas purchase Contracts which may not be canceled by Sellers upon ninety (90) days notice to the other party.


                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER



     Buyer  represents  and  warrants  to  Sellers  as  follows:

     4.01.  ORGANIZATION  AND  GOOD  STANDING.  Buyer is duly organized, validly
            ---------------------------------
existing, and in good standing under the laws of the State of Delaware and in each jurisdiction in which it conducts business, including Texas.


     4.02.  AUTHORITY;  NO  CONFLICT.
            -------------------------

          (a) This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of the Instruments of Conveyance and any other documents executed and delivered by Buyer at the Closing (collectively, the "Buyer's Closing Documents"), the Buyer's Closing Documents will constitute the legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and the Buyer's Closing Documents, and to perform its obligations under this Agreement and the Buyer's Closing Documents.

          (b) Except as disclosed to Buyer on Part 3.02 on the Disclosure Schedule, neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions.

          (c)  Except  as  disclosed  to  Buyer  on  Part 3.02 on the Disclosure
               Schedule, Buyer is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

     4.03.  CERTAIN  PROCEEDINGS.  There  is no pending Proceeding that has been
            --------------------
commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Buyer's Knowledge, no such Proceeding has been Threatened.

     4.04.  KNOWLEDGEABLE  INVESTOR.  Buyer  is an experienced and knowledgeable
            -----------------------
investor in the oil and gas business. Prior to entering into this Agreement, Buyer was advised by its own legal, tax, and other professional counsel concerning this Agreement, the Contemplated Transactions, the Assets and their value, and it has relied solely thereon and the representations and obligations of Sellers in this Agreement and the documents to be executed by Sellers in connection with this Agreement at Closing. Buyer is acquiring the Assets for its own account and not for distribution.

     4.05.  SECURITIES  LAWS.  The  solicitation  of  offers and the sale of the
            ----------------
Assets by Sellers have not been registered under any securities laws. Buyer represents that at no time has it been presented with or solicited by or through any public promotion or any form of advertising in connection with this transaction. Buyer represents that it intends to acquire the Assets for its own benefit and account and that it is not acquiring the Assets with the intent of distributing fractional, undivided interests that would be subject to regulation by federal or state securities laws, and that if it sells, transfers, or otherwise disposes of the Assets or fractional undivided interest therein, it will do so in compliance with applicable federal and state securities laws.

     4.06.  DUE  DILIGENCE  Buyer  represents  that  it  has  performed, or will
            --------------
perform, before closing, sufficient review and due diligence with respect to the Assets, which includes reviewing well data and other files in performing necessary evaluations, assessments, and other tasks involved in evaluating the Assets to satisfy its requirements completely and to enable it to make an informed decision to acquire the Assets under the terms of this Agreement.

     4.07.  BASIS  OF  BUYER'S DECISION.  Buyer represents that by reason of its
            ---------------------------
knowledge and experience in the evaluation, acquisition and operation of oil and gas properties, Buyer has evaluated the merits and the risks of purchasing the Assets from Sellers and has formed an opinion based solely on Buyer's knowledge and experience and not on any representations or warranties by Sellers. Buyer represents that it has not relied and will not rely on any statements by Sellers or their representatives in making its decision to enter into this Agreement or to close this transaction.

     4.08.  MATERIAL  FACTOR.    Buyer acknowledges that Buyer's representations
            ----------------
under this Article are a material inducement to Sellers to enter into this Agreement with, and close the Contemplated Transactions with Buyer.

                                    ARTICLE 5

                              COVENANTS OF SELLERS



     5.01. ACCESS AND INVESTIGATION. Prior to the Closing Date, Sellers have (a)
           ------------------------
afforded Buyer and its Representatives (collectively, "Buyer's Advisors") reasonable access to Sellers' personnel, properties, contracts, books and records, and other documents and data, (b) furnished Buyer and Buyer's Advisors with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (c) furnished Buyer and Buyer's Advisors with such additional financial, operating, and other data and information as Buyer may reasonably request; PROVIDED THAT, EXCEPT AS EXPRESSLY
                                              ----------------------------------
PROVIDED  HEREIN,  SELLERS  MAKE  NO  WARRANTY,  AND  EXPRESSLY  DISCLAIMS  ALL
--------------------------------------------------------------------------------
WARRANTIES  AS  TO  THE  ACCURACY OR COMPLETENESS OF THE DOCUMENTS, INFORMATION,
--------------------------------------------------------------------------------
BOOKS,  RECORDS,  FILES  AND  OTHER PERTINENT DATA THAT IT MAY PROVIDE TO BUYER.
--------------------------------------------------------------------------------

     5.02. OPERATION OF THE ASSETS. Sellers have, for the last thirty (30) days,
           -----------------------
conducted the business relating to the Assets only in the Ordinary Course of Business. By way of example, and not as a limitation, during such period, Sellers have used commercially reasonable efforts to:


          (a) maintain the Assets and operate the Assets or cause the Assets to be operated in the Ordinary Course of Business;

          (b) except for those leases listed on Schedule 5.02, pay or cause to be paid all bonuses and rentals, royalties, overriding royalties, shut-in royalties, and minimum royalties and development and operating expenses, current taxes and other payments incurred with respect to the Assets except royalties held in suspense as a result of title issues and that do not give any third party a right to cancel an interest in an Asset and except for expenses being contested in good faith and for which adequate reserves have been provided;

          (c) maintain the personal property comprising part of the Assets in at least as good a condition as it is on the date hereof, subject to ordinary wear and tear; and,

          (d) safeguard and maintain confidential all records of a nonpublic nature (including without limitation geological and geophysical data and maps and interpretations thereof) that relate to the Assets.

          Similarly, during the last thirty (30) days, Sellers have not, except in the Ordinary Course of Business:

          (a) taken any action that would cause its representations or warranties to be materially incorrect as of the Closing Date;

          (b) abandoned any Asset (except the abandonment of producing leases not capable of producing in paying quantities after the expiration of their primary terms and having secured consent to such abandonment from Buyer);

          (c) commenced, proposed, or agreed to participate in any single operation with respect to the Wells or Subject Leases with an anticipated cost in excess of $25,000 without notice to Buyer, except for emergency operations;

          (d) elected to participate in any single operation proposed by a third party with respect to the Wells or Subject Leases with an anticipated cost in excess of $25,000 without notice to Buyer, except for emergency operations;

          (e) terminated or materially amended or modified any Contract set forth on the Disclosure Schedule;

          (f) waived any right of material value under any Contract set forth on the Exhibit B or relating to the Wells;

          (g) except for those leases listed on Schedule 5.02, sold, leased, encumbered or otherwise disposed of all or any portion of any Assets except sales of Hydrocarbons in the Ordinary Course of Business; or

          (h) entered into any new production sales, processing, gathering or transportation agreement with respect to the Wells not terminable at will without penalty by Buyer after Closing on thirty (30) days notice or less.

     5.03.  INSURANCE. Sellers have maintained in force until the Closing all of
            ---------
Sellers' general liability, workers compensation, auto liability and well control insurance policies covering the Assets (provided that the costs of such insurance will constitute Property Costs.)

     5.04.  CONSENT  AND  WAIVERS.  Sellers  have  used  commercially reasonable
            ---------------------
efforts to obtain prior to Closing waivers of all preferential rights to purchase and all waivers and Consents necessary for the transfer of the Assets to Buyer. If all waivers and Consents have not been received prior to Closing Date, Sellers will use commercially reasonable efforts to obtain said waivers and Consents after the Closing Date; provided that in the event Sellers are unable to obtain all such waivers and Consents after using such reasonable efforts, such failure to satisfy will not constitute a Breach of this Agreement.

     5.05.  EXTRAORDINARY  EVENTS.  To  Sellers'  knowledge,  no  Extraordinary
            ---------------------
Operational Event has occurred from the Effective Date until the Closing. Extraordinary Operational Event refers to any operation or event in connection with the Assets, other than day to day ordinary operations, that could reasonably result in claims by any persons that would exceed $25,000.

     5.06.  MATERIAL  FACTOR.  Sellers acknowledge that Sellers' representations
            ----------------
under this Article are a material inducement to Buyer to enter into this Agreement and close the Contemplated Transactions with Sellers.


                                    ARTICLE 6

                               COVENANTS OF BUYER



     6.01.  NOTIFICATION. Prior to the Closing Date, Buyer has promptly notified
            ------------
Sellers in writing of any such fact or condition that requires any change in the Disclosure Schedule.


                                    ARTICLE 7

                            INDEMNIFICATION; REMEDIES



     7.01.  SURVIVAL.  Subject to Section 7.04, all representations, warranties,
            --------
covenants, and obligations in this Agreement, the Disclosure Schedule, the certificates delivered pursuant to Section 2.04, and any other certificate or document delivered pursuant to this Agreement will survive the Closing, except to the extent of any written waiver signed by the waiving party.


     7.02.  INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLERS; JOINT AND SEVERAL
            --------------------------------------------------------------------
LIABILITY  OF  MR.  JOHN  E. HEARN, JR. AND MR. JIM WHEELER. Except as otherwise
-----------------------------------------------------------
limited in this Article 7, each Seller, severally as its interest may appear and not jointly, will indemnify and hold harmless Buyer and its respective Representatives, stockholders, controlling persons, directors, officers, and affiliates (collectively, the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons the amount of, any loss, liability, claim, or damage, whether or not involving a third-party claim (collectively, "Damages"), arising from:

          (a) any Breach of any representation or warranty made by Sellers in this Agreement, or in any certificate delivered by such Sellers pursuant to this Agreement;

          (b) any Breach by Sellers of any covenant or obligation of Sellers in this Agreement;

          (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with Sellers (or any Person acting on its behalf) in connection with any of the Contemplated Transactions; or

          (d) if Closing occurs, the use, ownership or operation of the Assets by Sellers prior to the Effective Time, except to the extent assumed by Buyer as Assumed Liabilities.

     This Agreement is also being executed by Mr. John E. Hearn, Jr. and Mr. Jim Wheeler. By his execution of this Agreement, Mr. Hearn assumes joint and several responsibility for the indemnity obligations of Lara Energy, Inc. stated in paragraph 7.02. By his execution of this Agreement, Mr. Wheeler assumes joint and several responsibility for the indemnity obligations of J & P Family Properties, Ltd. stated in paragraph 7.02.

     Except for Buyer's termination rights under Article 8 of this Agreement, the remedies provided in this Article 7 (if Closing occurs) and Section 2.02 (if Closing does not occur) are Buyer's and Buyer Indemnified Persons' exclusive remedies for Sellers' Breaches.

     7.03.  INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER. Except as otherwise
            -----------------------------------------------
limited in this Article 10, Buyer will indemnify and hold harmless Sellers and their Representatives, stockholders, controlling persons, directors, officers, and affiliates (collectively, the "Sellers Indemnified Persons"), and will pay to Sellers Indemnified Persons the amount of any Damages arising from:


          (a) any Breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement;

          (b) any Breach by Buyer of any covenant or obligation of Buyer in this Agreement;

          (c)  ANY LOSS,  LIABILITY,  CLAIM,  DAMAGE  OR  SUIT  WHICH  ANY  OF
               -----------------------------------------------------------------
               BUYER'S EMPLOYEES OR AGENTS OR THEIR HEIRS, EXECUTORS, OR ASSIGNS
               -----------------------------------------------------------------
               MAY  ASSERT  AGAINST  SELLERS,  BASED  UPON  INJURY  TO  PERSON,
               -----------------------------------------------------------------
               INCLUDING  DEATH OR TO PROPERTY, ARISING IN ANY MANNER WHATSOEVER
               -----------------------------------------------------------------
               FROM  ANY  INSPECTIONS  OF  SELLERS'  PROPERTY  PRIOR TO CLOSING,
               -----------------------------------------------------------------
               WHETHER  OR NOT BASED UPON STRICT LIABILITY OR CAUSED BY THE SOLE
               -----------------------------------------------------------------
               OR  CONCURRENT NEGLIGENCE (WHETHER ACTIVE OR PASSIVE) OF SELLERS,
               -----------------------------------------------------------------
               OR ANY PERSON OR ENTITY, UNLESS SUCH INJURY WAS OCCASIONED SOLELY
               -----------------------------------------------------------------
               BY  THE  GROSS  NEGLIGENCE  OR INTENTIONAL TORT OF SELLERS OR ANY
               -----------------------------------------------------------------
               OFFICER,  DIRECTOR,  OR  EMPLOYEE OR AGENT THEREOF; PROVIDED THAT
               -----------------------------------------------------------------
               SELLERS  AGREE  TO INDEMNIFY, RELEASE AND HOLD BUYER HARMLESS FOR
               -----------------------------------------------------------------
               ANY  DAMAGE  TO  THE  FACILITIES AND/OR EQUIPMENT OF SELLERS THAT
               -----------------------------------------------------------------
               OCCUR  DURING  SUCH INSPECTION SO LONG AS SUCH INSPECTION IS MADE
               -----------------------------------------------------------------
               UNDER  THE SUPERVISION OF A SELLERS' EMPLOYEE OR AGENT PHYSICALLY
               -----------------------------------------------------------------
               AT  THE  LOCATION  WHEN  AND  WHERE  THE  DAMAGE  OCCURS;
               ---------------------------------------------------------

          (d) if Closing occurs, the use, ownership, or operation of the Assets after the Effective Time;

          (e)  if Closing  occurs,  the  Assumed  Liabilities.

     Except for Sellers' termination rights under Article 8 of this Agreement, the remedies provided in this Article 7 (if Closing occurs) and Section 2.02 (if Closing does not occur) are Sellers' and Sellers' Indemnified Persons' exclusive remedies for Buyer's Breaches.

     7.04. TIME LIMITATIONS. Sellers will have no liability (for indemnification
           ----------------
or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before one (1) year from the Closing Date, Buyer notifies Sellers of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Buyer.

     7.05.  LIMITATIONS  ON AMOUNT--SELLERS. If the Closing occurs, Sellers will
            -------------------------------
have no liability under Section 7.02 until the total of all Damages indemnified thereunder exceeds $100,000, and then Sellers will be liable for the entire amount of such Damages.

     7.06.  LIMITATIONS ON AMOUNT--BUYER. If the Closing occurs, Buyer will have
            ----------------------------
no liability under Section 7.03 until the total of all Damages indemnified thereunder exceeds $100,000, and then Buyer will be liable for the entire amount of such Damages.

     7.07.  PROCEDURE  FOR  INDEMNIFICATION--THIRD  PARTY  CLAIMS.
            -----------------------------------------------------

          (a)  Promptly  after  receipt  by  an  indemnified party under Section
               7.02 or 7.03 of a claim for Damages or notice of the commencement of any Proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim.

          (b) If any Proceeding referred to in Section 7.07(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Article 7 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding. If the indemnifying party assumes the defense of a Proceeding, no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless
               (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (C) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent.

          (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

     7.08.  PROCEDURE  FOR  INDEMNIFICATION--OTHER  CLAIMS.  A  claim  for
            ----------------------------------------------
indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.


     7.09.  EXTENT  OF  REPRESENTATIONS  AND  WARRANTIES.
            --------------------------------------------

          (a)  EXCEPT  AS  AND  TO  THE  EXTENT  EXPRESSLY  SET  FORTH  IN  THIS
               -----------------------------------------------------------------
               AGREEMENT,  SELLERS  MAKE  NO  REPRESENTATIONS  OR  WARRANTIES
               -----------------------------------------------------------------
               WHATSOEVER, AND DISCLAIM ALL LIABILITY AND RESPONSIBILITY FOR ANY
               -----------------------------------------------------------------
               REPRESENTATION,  WARRANTY,  STATEMENT  OR  INFORMATION  MADE  OR
               -----------------------------------------------------------------
               COMMUNICATED  (ORALLY  OR  IN  WRITING)  TO  BUYER (INCLUDING ANY
               -----------------------------------------------------------------
               OPINION,  INFORMATION  OR  ADVICE WHICH MAY HAVE BEEN PROVIDED TO
               -----------------------------------------------------------------
               BUYER  BY ANY AFFILIATE, OFFICER, DIRECTOR, STOCKHOLDER, PARTNER,
               -----------------------------------------------------------------
               EMPLOYEE,  AGENT,  CONSULTANT  OR REPRESENTATIVE OF SELLERS OR BY
               -----------------------------------------------------------------
               ANY  INVESTMENT  BANK  OR  INVESTMENT BANKING FIRM, ANY PETROLEUM
               -----------------------------------------------------------------
               ENGINEER  OR  ENGINEERING  FIRM,  SELLERS'  COUNSEL  OR ANY OTHER
               -----------------------------------------------------------------
               AGENT,  CONSULTANT  OR  REPRESENTATIVE).  WITHOUT  LIMITING  THE
               -----------------------------------------------------------------
               GENERALITY  OF  THE  FOREGOING,  EXCEPT  AS  AND  TO  THE  EXTENT
               -----------------------------------------------------------------
               EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLERS EXPRESSLY DISCLAIM
               -----------------------------------------------------------------
               AND  NEGATE  ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT
               -----------------------------------------------------------------
               COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO (A) THE TITLE TO
               -----------------------------------------------------------------

               ANY  OF THE ASSETS EXCEPT THAT SELLERS EXPRESSLY WARRANT THAT THE
               -----------------------------------------------------------------
               SUBJECT  LEASES  ARE  FREE  AND  CLEAR  OF  ALL  LIENS,  SECURITY
               -----------------------------------------------------------------
               INTERESTS,  ENCUMBRANCES  OR  DEFECTS  IN TITLE, EXCEPT PERMITTED
               -----------------------------------------------------------------
               ENCUMBRANCES,  (B) THE CONDITION OF THE ASSETS (INCLUDING WITHOUT
               -----------------------------------------------------------------
               LIMITATION,  ANY  IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY,
               -----------------------------------------------------------------
               OF  FITNESS  FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS
               -----------------------------------------------------------------
               OR  SAMPLES  OF  MATERIALS),  IT  BEING DISTINCTLY UNDERSTOOD THE
               -----------------------------------------------------------------
               ASSETS ARE BEING SOLD "AS IS", "WHERE IS" AND "WITH ALL FAULTS AS
               -----------------------------------------------------------------
               TO ALL MATTERS", (C) ANY INFRINGEMENT BY SELLERS OF ANY PATENT OR
               -----------------------------------------------------------------
               PROPRIETARY RIGHT OF ANY THIRD PARTY (D) ANY INFORMATION, DATA OR
               -----------------------------------------------------------------
               OTHER  MATERIALS  (WRITTEN  OR  ORAL) FURNISHED TO BUYER BY OR ON
               -----------------------------------------------------------------
               BEHALF  OF  SELLERS  (INCLUDING WITHOUT LIMITATION, IN RESPECT OF
               -----------------------------------------------------------------
               GEOLOGICAL  AND ENGINEERING DATA, THE EXISTENCE OR EXTENT OF OIL,
               -----------------------------------------------------------------
               GAS OR THE MINERAL RESERVES, THE RECOVERABILITY OF SUCH RESERVES,
               -----------------------------------------------------------------
               ANY  PRODUCT  PRICING ASSUMPTIONS, AND THE ABILITY TO SELL OIL OR
               -----------------------------------------------------------------
               GAS  PRODUCTION  AFTER  CLOSING),  AND  (E)  THE  ENVIRONMENTAL
               -----------------------------------------------------------------
               CONDITION  AND  OTHER  CONDITION  OF THE ASSETS AND ANY POTENTIAL
                ----------------------------------------------------------------
               LIABILITY  ARISING  FROM  OR  RELATED  TO  THE  ASSETS.
               -------------------------------------------------------

          (b) Buyer acknowledges and affirms that it has had full access to information with respect to the Assets, and that Buyer has made its own independent investigation, analysis and evaluation of the Contemplated Transactions (including Buyer's own estimate and appraisal of the extent and value of Sellers' Hydrocarbon reserves attributable to the Assets and an independent assessment and appraisal of the environmental risks associated with the acquisition of the Assets). Buyer hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim, or commencing, instituting or causing to be commenced, any Proceeding of any kind against a Sellers, or Affiliate thereof, alleging facts contrary to the foregoing acknowledgement and affirmation.

     7.10.  COMPLIANCE  WITH EXPRESS NEGLIGENCE TEST. THE PARTIES AGREE THAT THE
            --------------------------------------------------------------------
OBLIGATIONS OF THE INDEMNIFYING PARTY TO INDEMNIFY THE INDEMNIFIED PARTY WILL BE
--------------------------------------------------------------------------------
WITHOUT  REGARD  TO THE NEGLIGENCE OR STRICT LIABILITY OF THE INDEMNIFIED PARTY,
--------------------------------------------------------------------------------
WHETHER THE NEGLIGENCE OR STRICT LIABILITY IS ACTIVE, PASSIVE, JOINT, CONCURRENT
--------------------------------------------------------------------------------
OR  SOLE. The foregoing is a specifically bargained for allocation of risk among
--------
the parties, which the parties agree and acknowledge satisfies the express negligence rule and conspicuousness requirement under Texas law.

     7.11.  LIMITATIONS  OF LIABILITY. In no event will Sellers or Buyer ever be
            -------------------------
liable to the other for any consequential, special, indirect, exemplary or punitive damages relating to or arising out of the Contemplated Transactions or the Assets, except as expressly provided in this Article.

                                    ARTICLE 8

                     TITLE MATTERS AND ENVIRONMENTAL MATTERS



     8.01.  TITLE  EXAMINATION AND ACCESS. Buyer may make or cause to be made at
            -----------------------------
its expense such examination as it may desire of the title of Sellers to the Assets. For such purposes, Sellers will (a) give to Buyer and to the employees, consultants, independent contractors, attorneys and other advisers of Buyer full access at any reasonable time to all of the files, records, contracts, correspondence, computer output and data files, maps, data, reports, plats, abstracts of title, lease files, well files, unit files, division order files, production marketing files, title opinions, title files and title records, title insurance policies, ownership maps, surveys and any other information, data, records and files which Sellers may have (or have access to) relating in any way to the title to the Assets, the past or present operation thereof and the marketing of production therefrom; (b) furnish to Buyer all other information in the possession of or available to Sellers with respect to the title to the Assets as Buyer may from time to time reasonably request, except to the extent that (i) Sellers are prohibited therefrom by any agreement or contract to which they are a party or of which they are a beneficiary, and (ii) the same constitute interpretations made by Sellers which they deem confidential or proprietary and which relate to other properties owned by Sellers; and (c) authorize Buyer and its representatives to consult with attorneys, abstract companies and other consultants or independent contractors of Sellers, whether utilized in the past or presently, concerning title-related matters with respect to the Assets. Sellers will advise Buyer of any restrictions or constraints on the right of Sellers to provide and disclose to Buyer all data and information herein provided, and Buyer will have the right and power to attempt to remove such restrictions and constraints.

     8.02.  DEFENSIBLE  TITLE.  On  the Closing Date, each Seller will convey to
            -----------------
Buyer Defensible Title to such Sellers' interest in the Assets. As used herein the term "Defensible Title" will mean, as to such Sellers' interest in the Assets, that title which:

     Entitles Seller, as to the Wells described on EXHIBIT A to receive not less than the interests set forth in such Exhibit as the respective "Net Revenue Interests", of all Hydrocarbons produced, saved and marketed therefrom, through the plugging, abandonment and salvage of such Wells, except for any decrease (i) caused by orders of the appropriate regulatory body having jurisdiction over the Wells that are promulgated after the Effective Time that concern pooling, unitization, communization or spacing matters, (ii) caused by Buyer, its successors or assigns; or (iii) arising from operation of any Contract proportionately assigned to Buyer hereby.

     Obligates Sellers, as to the Wells described on EXHIBITS A to bear not more than the respective percentages designated as the "Working Interests" set forth in such Exhibits of the costs and expenses relating to the maintenance, development and operation of the said Wells, through the plugging, abandonment and salvage of such Wells, except for any increase (i) caused by Buyer, its successors and assigns, (ii) that also results in the Net Revenue Interest associated with the Well being proportionately increased, or (iii) caused by orders of the appropriate regulatory agency having jurisdiction over the Wells that are promulgated after the Effective Time that concern pooling, unitization, communization or spacing matters;

     Constitutes all of Sellers' right, title and interest in and to leasehold estate and working interest in and to all of the Assets; and

     Is  free  and  clear of all Encumbrances except for Permitted Encumbrances.

     8.03.  TITLE DEFECTS. On or before five (5) days before Closing, Buyer will
            -------------
notify Sellers in writing of any matter affecting the Assets which in the opinion of Buyer would not give Buyer Defensible Title, in accordance with
Section 8.02 hereof, and the Allocated Value of each such title defect (all of which are herein called the "Title Defects"). Sellers will thereupon have the
                                -------------
right but not the obligation to attempt to cure the Title Defects at their expense on or before the Closing Date. If Sellers elect not to cure the Title
Defects or the Title Defects cannot be cured or removed to the satisfaction of Buyer on or before the Closing Date, Buyer may elect in writing (a) to waive the uncured Title Defects or (b) to eliminate that portion of the Assets affected by the Title Defects from the purchase and sale hereunder, in which event the Purchase Price specified in Section 2.02 will be reduced by the Allocated Value of the portion thereof so excluded; provided, however, that the Purchase Price will not be adjusted pursuant to this Section 8.03(b) until the aggregate amount of the value of the Title Defects exceeds $10,000 and then to the full extent of such value. Any Title Defects which are not objected to by Buyer on or before five (5) days before Closing will be deemed waived by the Buyer and to be Permitted Encumbrances.

     8.04.  ADJUSTMENTS.  If  only a portion of any of the Assets is affected by
           ------------
Title Defects, Buyer may elect to accept said Assets and pay a reduced Purchase Price based upon the percentage loss of the affected Assets and the Purchase Price will be adjusted by deducting the value of such Title Defect from the Allocated Value of such Asset. If it is determined prior to Closing, by the Sellers or Buyer, that Sellers' net revenue interest in any of the Wells is greater than represented herein, the Wells will be increased by a proportionate adjustment based upon the Allocated Value of such Producing Properties, taking into account the relative increase in the expense bearing working interest, if any, associated with the increased net revenue interest.

     8.05.  ENVIRONMENTAL  AUDIT.   Buyer   may,   at   its   option,  cause  an
            -------------------
environmental audit of the Assets to be conducted until five (5) days prior to Closing ("Examination Period"). PROVIDED THAT, BUYER WILL REPAIR ANY DAMAGE TO
           -------------------
THE PROPERTIES OF SELLERS RESULTING FROM ITS INSPECTION OF SUCH PROPERTIES, AND BUYER WILL INDEMNIFY, DEFEND (INCLUDING REASONABLE ATTORNEYS' FEES) AND HOLD SELLERS HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, COSTS, DAMAGES, OBLIGATIONS, CLAIMS, LIABILITIES, EXPENSES OR CAUSES OF ACTION (COLLECTIVELY THE "CLAIMS") ARISING FROM SUCH INSPECTIONS, INCLUDING WITHOUT LIMITATION CLAIMS FOR
--------
PERSONAL INJURY, DEATH, PROPERTY DAMAGE AND LIENS FOR SERVICES PROVIDED, IN EACH INSTANCE, EXCLUDING CLAIMS RESULTING FROM THE NEGLIGENCE OR STRICT LIABILITY OF SELLERS OR THEIR RESPECTIVE OFFICERS, EMPLOYEES, AND AGENTS. Buyer will notify Sellers in writing (the "Environmental Notice") on or before 5:00 p.m. (Central
                          --------------------
Standard Time) not later than the end of the Examination Period of any environmental matters disclosed by such audit or with respect to which Buyer otherwise has knowledge, that Buyer reasonably believes in good faith may constitute a Violation of Environmental Laws, including with such notice a reasonably detailed description of the specific matter that is an alleged Violation of Environmental Laws. Upon receipt of the Environmental Notice, Sellers will have the right, but not the obligation, to attempt to cure the applicable environmental liabilities attributable to the Violations of Environmental Laws prior to Closing. Sellers' consideration of, or election to proceed with, any of the remedies hereunder will not be deemed to be an admission by any Person with respect to the occurrence of any Violation of Environmental Law or any violation of any other Legal Requirement.

     8.06. REMEDIES FOR VIOLATIONS OF ENVIRONMENTAL LAWS . In the event that any
           ---------------------------------------------
Violation of Environmental Law is not expressly waived by Buyer or cured by Sellers on or before the Closing, the following provisions will apply:

          (a) If, in Buyer's reasonable good faith estimate, the aggregate amount to cure all Violations of Environmental Law described in the Environmental Notice (collectively, the "Defect Amount") is $100,000 or less, Buyer will proceed to Closing in accordance with the remaining provisions hereby and such Violations of Environmental Law will be deemed waived.

          (b) If, in Buyer's reasonable good faith estimate, the Defect Amount is more than $100,000 but less than five percent (5%) of the Purchase Price, Buyer will reduce the Purchase Price by an amount equal to the cost to cure the Violations of Environmental Law and proceed to Closing.

          (c) If, in Buyer's reasonable good faith estimate, the Defect Amount is more than five percent (5%) of the Purchase Price, then either Buyer or Sellers may elect to terminate this Agreement.

     8.07.  RIGHT  OF  TERMINATION.  If  the  adjustments  to the Purchase Price
            ----------------------
pursuant to Sections 8.03, 8.04 and 8.06 exceed ten percent (10%) of the Purchase Price, either party may terminate this Agreement by written notice to the other prior to the Closing Date, in which case neither party will have any liability to the other except as otherwise set forth in this Agreement.

     8.08.  DISPUTES.  If  the  parties  are unable to agree as to (a) whether a
            --------
particular  matter constitutes a Title Defect or Violation of Environmental Law;
(b)  the portion of the Assets affected by the Title Defect or Defect Amount; or
(c) the appropriate reduction in the Purchase Price to be made upon elimination from this transaction of the portion of the Assets affected by the Title Defect or Defect Amount; then in those events if Closing occurs the amount of Sellers' estimate of the value of asserted Title Defects and Defect Amount will be used to adjust the Purchase Price in accordance with Article 2 for purposes of Closing, provided, that Sellers' estimate will be consistent with the Allocated
          --------
Values set forth on the Exhibits attached hereto. It is further provided that, if the difference between Buyer's and Sellers' estimates as to such amounts exceeds $100,000, Sellers may elect to terminate this Agreement. If Closing occurs, such disagreement will be resolved after Closing by arbitration in accordance with Section 9.14. In the event the values of Title Defects and Defect Amount as estimated by Buyer are such that Buyer believes it is entitled to refuse to close and Buyer elects to refuse to close, such disagreement will be resolved by arbitration in accordance with Section 9.14.


     8.09.  CASUALTY  LOSS  AND  CONDEMNATION.
            ---------------------------------

          (a) If after the date of execution of this Agreement and prior to the Closing any part of the Assets is destroyed by fire or other casualty or if any part of the Assets is taken in condemnation or under the right of eminent domain or if proceedings for such purposes are pending or Threatened, this Agreement will remain in full force and effect notwithstanding any such destruction, taking, proceeding, or threat.

          (b) Except to the extent permitted or required pursuant to this Agreement, after the date of execution of this Agreement, without Buyer's prior consent, no insurance or condemnation proceeds will be committed or applied by Sellers prior to the Closing Date to repair, restore, or replace a damaged or taken portion of the Assets if the cost to repair, restore, or replace a damaged or taken portion of the Assets is projected to exceed $25,000. To the extent such proceeds are not committed or applied by Sellers prior to the Closing Date in accordance with this Section 8.07(b), Sellers will at the Closing pay to Buyer all sums paid to Sellers by reason of such destruction or taking, less any reasonable costs and expenses incurred by Sellers in collecting such proceeds. In addition and to the extent such proceeds have not been committed or applied by Sellers in accordance with this
               Section 8.07(b), in such repair, restoration, or replacement, Sellers will transfer to Buyer, at Closing, without recourse against Sellers, all of the right, title, and interest of Sellers in and to any unpaid insurance or condemnation proceeds arising out of such destruction or taking, less any reasonable costs and expenses incurred by Sellers in collecting such proceeds. Any such funds which have been committed by Sellers for repair, restoration, or replacement as aforesaid will be paid by Sellers for such purposes or, at Sellers' option, delivered to Buyer upon Sellers' receipt from Buyer of adequate assurance and indemnity that Sellers will incur no liability or expense as a result of such commitment.

          (c) If and to the extent a casualty occurring after the date of execution of this Agreement and before Closing is not covered by insurance, Buyer and Sellers will attempt to agree on the value of the uninsured casualty on or before the date five (5) days after Buyer receives written notice of the casualty. If the parties are not able to agree on such value within such 5-day period, the value will be determined by an independent casualty adjuster, experienced in determining casualty losses in matters similar to the disputed casualty loss, who will be selected by Sellers from a list of three (3) such independent casualty adjusters that is provided to Sellers by the Buyer. Said independent casualty adjuster will be selected by Sellers within five (5) days of the written receipt by Sellers of Buyer's written listing of independent casualty adjusters and will provide both Sellers and Buyer with a complete and documented report as to his findings within ten (10) business days of being selected by Sellers.

For purposes of this Section, the value of the uninsured casualty will be equal to the lesser of (i) the aggregate reduction in Allocated Value of the affected portion of the Assets resulting from the uninsured casualty, or (ii) the amount required to repair the affected portion of the Assets to its condition immediately preceding the occurrence of the casualty. The Purchase Price will be reduced by the amount of the value of such an uninsured casualty as finally determined pursuant to this Section, and if such final determination is not available on the scheduled Closing Date, Closing will not be delayed, but rather, such Purchase Price reduction will be a part of the final adjustments to be made after Closing as contemplated by Section 2.05.

     8.10.  SECURING  ASSIGNMENT  OF  WHEELER  ASSIGNMENT.  Buyer  and  Sellers
            ---------------------------------------------
acknowledge that Sellers have earned an interest in a forty acre tract in the Wheeler lease described in item 4 in Exhibit B from the farmors with respect to that property. If and to the extent that Sellers have not secured an assignment into Sellers prior to Closing, Sellers shall nonetheless diligently pursue obtaining such an assignment and upon receipt of such interests shall assign over the same to Buyer, subject to the terms and conditions of this Agreement.



                                    ARTICLE 9

                               GENERAL PROVISIONS



     9.01.  EXPENSES.  Except  as otherwise expressly provided in this Agreement
            --------
each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants.

     9.02.  NOTICES.  All  notices,  consents, waivers, and other communications
           ---------
under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

       Buyer:                    Gulf  Coast  Oil  Corporation
                                 5851  San  Felipe,  Suite  775
                                 Houston,  Texas  77057

       with  a  copy  to:        W.  Mark  Cotham
                                 Cotham,  Harwell  &  Evans,  P.C.
                                 1616  S.  Voss,  Suite  200
                                 Houston,  Texas  77057

       Sellers:                  L&P  Family  Properties,  Ltd.
                                 Suite  1904
                                 600  Leopard  Street
                                 Corpus  Christi,  Texas  78473

                                 Lara  Energy,  Inc.
                                 Suite  1904
                                 600  Building
                                 Corpus  Christi,  Texas  78473

     9.03. JURISDICTION; SERVICE OF PROCESS. ANY ACTION OR PROCEEDING SEEKING TO
           --------------------------------  -----------------------------------
ENFORCE  ANY  PROVISION OF, OR BASED ON ANY RIGHT ARISING OUT OF, THIS AGREEMENT
--------------------------------------------------------------------------------
OR  THE  CONTEMPLATED TRANSACTIONS MUST BE BROUGHT AGAINST ANY OF THE PARTIES IN
--------------------------------------------------------------------------------
THE COURTS OF THE STATE OF TEXAS, COUNTY OF NUECES, OR, IF IT HAS OR CAN ACQUIRE
--------------------------------------------------------------------------------
JURISDICTION,  IN  THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF
--------------------------------------------------------------------------------
TEXAS  (CORPUS  CHRISTI  DIVISION),  AND  EACH  OF  THE  PARTIES CONSENTS TO THE
--------------------------------------------------------------------------------
JURISDICTION  OF  SUCH  COURTS  (AND OF THE APPROPRIATE APPELLATE COURTS) IN ANY
--------------------------------------------------------------------------------
SUCH  ACTION  OR  PROCEEDING  AND  WAIVES  ANY  OBJECTION TO VENUE LAID THEREIN.
--------------------------------------------------------------------------------
PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE
--------------------------------------------------------------------------------
SERVED  ON  ANY  PARTY  ANYWHERE  IN  THE  WORLD.
------------------------------------------------

     9.04.  FURTHER ASSURANCES. The parties agree (a) to furnish upon request to
            ------------------
each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     9.05.  WAIVER. The rights and remedies of the parties to this Agreement are
            ------
cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     9.06.  ENTIRE  AGREEMENT  AND  MODIFICATION.  This Agreement supersedes all
            ------------------------------------
prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment. No representation, promise, inducement or statement of intention with respect to the subject matter of this Agreement has been made by any party which is not embodied in this Agreement together with the documents, instruments and writings that are delivered pursuant hereto, and none of the parties shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

     9.07.  ASSIGNMENTS,  SUCCESSORS,  AND  NO THIRD-PARTY RIGHTS. Any party may
            -----------------------------------------------------
assign any of its rights under this Agreement provided that any such assignment will not relieve such party of any of its obligations under this Agreement without the prior consent of any other party. Subject to the preceding sentences, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement or any other agreement contemplated herein, any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement, any other agreement contemplated herein, and all provisions and conditions hereof and thereof are for the sole and exclusive benefit of the parties to this Agreement and such other agreements, and their respective successors and assigns.

     9.08.  SEVERABILITY.  If any provision of this Agreement is held invalid or
            ------------
unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     9.09.  SECTION  HEADINGS,  CONSTRUCTION.  The  headings of Sections in this
            --------------------------------
Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     9.10.  TIME OF ESSENCE. With regard to all dates and time periods set forth
            ---------------
or  referred  to  in  this  Agreement,  time  is  of  the  essence.

     9.11.  GOVERNING  LAW.  This  Agreement and the relationship of the parties
            --------------
with respect to the Contemplated Transaction will be governed by the laws of the State of Texas without regard to conflicts of laws principles.

     9.12.  COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
            ------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     9.13.  WAIVER OF TEXAS DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT.
            --------------------------------------------------------------------
Buyer's rights and remedies with respect to this transaction and with respect to all acts or practices of Sellers, past, present, or future, in connection with this transaction will be governed by legal principles other than the Texas Deceptive Trade Practices - Consumer Protection Act, V.C.T.A. BUS & COMM Ann. Sec. 17.41 et seq. (the "DTPA"), or any similar statute of any jurisdiction that may be applicable to the transactions contemplated hereby. Buyer hereby unconditionally waives the applicability of the DTPA, or any similar statute, to this transaction and any and all rights, duties, or remedies that might be imposed by the DTPA, or any similar statute, provided, however, Buyer does not waive Section 17.555 of the DTPA. Buyer represents, warrants, and acknowledges that it is purchasing the Assets for commercial or business use. Buyer further acknowledges, represents, and warrants that Buyer has knowledge and experience in financial and business matters that enables it to evaluate the merits and the risks of a transaction such as this and that Buyer is not in a significantly disparate bargaining position with Sellers. Buyer expressly acknowledges and recognizes that the price for which Sellers have agreed to sell the Assets and perform its obligations under the terms of this Agreement has been predicated upon the inapplicability of the DTPA, or any similar statute, and this waiver of the DTPA, and any similar statute, by the Buyer. Buyer further recognizes that Sellers, in determining To proceed with entering into this Agreement, have expressly relied on the provisions of this Section 9.13.

     9.14.  ARBITRATION.  All  disputes, controversies, or claims that may arise
            -----------
among the parties relating to this Agreement will be submitted to, and determined by, binding arbitration. The arbitration will be conducted before a single arbitrator pursuant to the Commercial Arbitration Rules then in effect of the American Arbitration Association. The arbitrator will apply the laws of the State of Texas (without regard to conflict of law rules) to the dispute, controversy, or claim. Evidentiary questions will be governed by the Texas Rules of Evidence. The arbitrator's award will be in writing and shall set forth findings and conclusions upon which the arbitrator based the award. The prevailing party in the arbitration will be entitled to recover its reasonable attorneys' fees, costs, and expenses incurred in connection with the arbitration, as determined by the arbitrator. Any award pursuant to the arbitration will be final and binding upon the parties and judgment on the award may be entered in any federal or state court having jurisdiction. The provisions of this Section will survive the termination of this Agreement. Notwithstanding the foregoing, this Section will not prevent any party from seeking injunctive relief from a court of competent jurisdiction under appropriate circumstances, provided, however, such action will not constitute a waiver of the provisions of this Section.

     9.15.  TAX  DEFERRED  EXCHANGE.  If  Sellers  so  request,  Buyer agrees to
            -----------------------
cooperate with Sellers in a tax-deferred exchange described in Section 1031 of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, Buyer shall not be obligated to enter into any agreement or to consent to an assignment of Sellers' rights or obligations hereunder which may have the effect of (i) impairing the title to the Assets, (ii) increasing Buyer's obligations or liability hereunder or resulting in any additional cost, expense or liability to Buyer; or (iii) requiring Buyer to execute a purchase agreement for the purchase of the exchange property or to take record title to the exchange property. Sellers hereby agree to indemnify, defend and hold Buyer harmless from and against any and all costs, expenses, claims, damages, losses or liabilities (including, without limitation, reasonable attorney fees and costs) incurred by Buyer in connection with any exchange transaction or transactions or the performance by Buyer of its obligations pursuant to this Section.

     9.16.  PRESS  RELEASE. Except as may be required by applicable law, neither
            --------------
Buyer nor Sellers will issue at or prior to Closing any publicity or other press release without the prior written consent of the other party. After Closing of the Contemplated Transactions, it is agreed that Buyer will issue any and all such releases, and Sellers will not do so without Buyer's prior written consent.


     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                  SELLERS:
                                  --------

                                  J&P  FAMILY  PROPERTIES,  LTD.

                                  BY: /s/ Jim Wheeler
                                     ---------------------------
                                  NAME: Jim Wheeler
                                       -------------------------
                                  TITLE: President
                                        ------------------------

                                  LARA  ENERGY,  INC.

                                  BY: /s/ John E. Hearn Jr.
                                     ---------------------------
                                  NAME: John E. Hearn Jr.
                                       -------------------------
                                  TITLE: President
                                        ------------------------

                                  /s/ John E. Hearn Jr.
                                  ------------------------------
                                  John  E.  Hearn

                                  /s/ Jim Wheeler
                                  ------------------------------
                                  Jim  Wheeler

                                  BUYER:
                                  -------

                                  GULF  COAST  OIL  CORPORATION

                                  BY: /s/ Edward R. DeStefano
                                     ---------------------------
                                  NAME: Edward R. DeStefano
                                       -------------------------
                                  TITLE: President
                                        ------------------------

                                    EXHIBIT A

                                SCHEDULE OF WELLS
                                -----------------


Well Name                        API
Hodde #1                    42-311-33809
Double K #2                 42-311-33828
Double K #3                 42-311-33811
Kassner #1                  42-311-33818
Kassner #2                  42-311-33833
Tyler Ranch Unit Well #1    42-311-33826
Peacock #1                  42-311-33831
Powers-Swaim Unit Well #1   42-311-33846
Swaim 58-1                  42-311-33863
Wheeler #1                  42-311-33882
Rabke/Maspero Unit # 1      42-311-33893
Cajun Caper Unit # 1        42-311-33872

Mustang Creek - PSA with New Century - Corrections to Exhibit A list of leases only - 4/13/06

                               EXHIBIT A (CONTINUED)

                      SCHEDULE OF LEASES AND RIGHTS OF WAY
                      ------------------------------------

1. Oil, Gas and Mineral Lease dated March 23, 2005, by and between Rene Roark Bowditch, et al, as Lessor and Manti Mustang Creek, Ltd. as Lessee, covering 700 acres, more or less, situated in the B. S. & F. Survey,
     Section 61, A-150, the J. B. Taylor Survey, Section 68, A-637, and the B.S.F. Survey, Section 59, A-149 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 23, 2005, by and between Lessor and Lessee, in Volume 435, Page 440, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Leases dated April 20, 2005, by and between James F. Roark, Jr., and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 56 of the Deed Records of McMullen County, Texas.

2. Oil, Gas and Mineral Lease dated March 16, 2005, by and between Double K Property, Ltd., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 700 acres, more or less, situated in the B. S. & F. Survey,
     Section 61, A-150, the J. B. Taylor Survey, Section 68, A-637, and the B.S.F. Survey, Section 59, A-149 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 16, 2005, by and between Lessor and Lessee, in Volume 435, Page 437, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Leases dated April 20, 2005, by and between James F. Roark, Jr., and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 56 of the Deed Records of McMullen County, Texas.

3. Oil, Gas and Mineral Lease dated February 28, 2005, by and between Four K General Partnership, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 267 acres, more or less, situated in the George Elliott Survey,
     Section 959, A-181, in McMullen County, Texas recorded by Memorandum Giving Notice of Oil and Gas Lease dated February 28, 2005, by and between Lessor and Lessee, in Volume 435, Page 321, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil, Gas and Mineral Lease dated June 21, 2005, by and between Alvin Kassner, et al, and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 461 of the Deed Records of McMullen County, Texas; amended by Amendment of Oil, Gas and Mineral Lease dated effective February 28, 2005, by and between Lessor and Lessee, increasing the acreage amount 282 acres, recorded in Volume 437, Page 460, of the Deed Records of McMullen County, Texas.

4. Oil, Gas and Mineral Lease dated July 19, 2005, by and between Domingo Garza Jr., et al, as Lessor and Manti Mustang Creek, as Lessee, covering 83 acres, more or less, situated in the C. Manchaca Survey, No. 960, A-304, in McMullen County, Texas and recorded by Memorandum Giving Notice of Oil and Gas Lease dated July 19, 2005, by and between Lessor and Lessee in Volume 438, Page 70 of the Deed Records of McMullen County, Texas.

5. Oil and Gas Lease dated March 18, 2005, by and between Susan R. Glover, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179 in Atascosa County, Texas and the J. Poitevent Survey, Section 19, A-1021 in
     McMullen County, Texas, A-971 in Atascosa County, Texas, recorded in Memorandum Giving Notice of Oil and Gas Lease dated March 18, 2005, by and between Lessor and Lessee in Volume 435, Page 317 of the Deed Records of McMullen County, Texas and Book 307, Page 694 of the Official Public Records of Atascosa County, Texas; amended by Amendment to Oil and Gas Lease, dated March 6, 2006, correcting the land description, by and between Lessor and Lessee recorded in Volume 443, Page 147 of the Deed Records of McMullen County, Texas, and Document No. 80615 of the Official Public Records of Atascosa County, Texas.

6. Oil, Gas and Mineral Lease dated May 13, 2005, by and between Gloria Barbara McCarrick Gouger, et al, as Lessor and Manti Mustang Creek, Ltd. as Lessee, covering 643 acres, more or less, situated in the J. G. & O. Fish Survey No. 1073, A-200 and the B.B.B. & C. R. R. Survey 1095, A-80, in McMullen County, Texas recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 13, 2005, by and between Lessor and Lessee in Volume 436, Page 398, of the Deed Records of McMullen County, Texas.

7.   Oil and  Gas  Lease  dated April 29, 2005 by and between John L. Hardin, as
     Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 171.42 acres, more or less, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated April 29, 2005, in Volume 436, Page 59, of the Deed Records of McMullen County, Texas.

8. Oil and Gas Lease dated July 19, 2005, by and between Virginia Henry, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 147 acres, more or less, situated in the George Elliott Survey 959, A-181 and the C. Menchaca Survey 906, A-304, in McMullen County, Texas recorded by Memorandum Giving Notice of Oil and Gas Lease dated August 11, 2005, by and between Lessor and Lessee, in Volume 438, Page 164 of the Deed Records of McMullen County, Texas.

9. Oil, Gas and Mineral Lease dated February 1, 2005, by and between A. W. Hodde, Jr., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering
     572.40 acres, more or less, situated in the G.C. & S.F. RR Co. Survey No. 505, the F. H. Burmeister Survey No. 4, and the G. H. & H. RR Co. Survey No. 3, A-219, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated February 1, 2005, by and between Lessor and Lessee, in Volume 435, Page 331 of the Deed Records of McMullen County, Texas.

10.  Oil, Gas  and  Mineral Lease dated February 1, 2005, by and between William
     R. Meuth, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 572.40 acres, more or less, situated in the G. C. & S. F. RR Co. Survey No. 505, the F. H. Burmeister Survey No. 4 and the G. H. & H. RR Co. Survey No. 3, A-219, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated February 1, 2005, by and between Lessor and Lessee, recorded in Volume 435, Page 334 of the Deed Records of McMullen County, Texas.

11. Oil and Gas Lease dated March 15, 2005, by and between Gayle Crain Kuykendall, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessor, covering 183 acres, more or less, situated in the Thomas Corry Survey,
     Section 834, A-172, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated March 15, 2005, by and between Lessor and Lessee in Volume 435, Page 324 of the Deed Records of McMullen County, Texas.

12. Oil, Gas and Mineral Lease dated June 7, 2005, by and between MFB Partnership, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 640 acres, more or less, situated in the Maddox Bros. & Anderson Survey,
     Section 2, A-697, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated June 7, 2005 by and between Lessor and Lessee in Volume 436, Page 471 of the Deed Records of McMullen County, Texas.

13. Oil, Gas and Mineral Lease dated May 16, 2005, by and between John Mahoney, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the J. M. Hernandez Survey No. 34, A-225, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 16, 2005, by and between Lessor and Lessee in Volume 436, Page 265 of the Deed Records of McMullen County, Texas.

14. Oil, Gas and Mineral Lease dated April 8, 2005, by and between Guy P. Peacock, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 374 acres, more or less, situated in the Gabriel Vallagram Survey, Section 8, A-485, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated April 19, 2005, by and between Lessor and Lessee in Volume 436, Page 62 of the Deed Records of McMullen County, Texas.

15. Oil and Gas Lease dated April 8, 2005, by and between Lester Powers Ranch, Inc., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 300 acres, more or less, situated in the B. S. & F. Survey, Section 65, A-152,
     J.  B.  Taylor  Survey,  Section 68, A-637 and the Chas. S. Burbank Survey,
     Section 10, A-61, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated April 8, 2005, by and between Lessor and Lessee, recorded in Volume 435, Page 472, of the Deed Records of McMullen county, Texas, corrected by Corrected Memorandum Giving Notice of Oil and Gas Lease dated April 8, 2005, by and between Lessor and Lessee, in Volume 438, Page 346 of the Deed Records of McMullen County, Texas.

16. Oil, Gas and Mineral Lease dated March 12, 2005, by and between Henry B. Rabke, M.D., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 200 acres, more or less, situated in the J. G. & O. Fish Survey No. 1073, A-200 and the B.B.B. & C. R. R. Survey 1095, A-80, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 12, 2005, by and between Lessor and Lessee, in Volume 435, Page 328 of the Deed Records of McMullen County, Texas, corrected by Corrected Memorandum Giving Notice of Oil and Gas Lease dated March 12, 2005, by and between Lessor and Lessee, recorded in Volume 436, Page 253, of the Deed Records of McMullen County, Texas; said lease ratified by Ratification of Oil and Gas Lease dated effective March 12, 2005, by and between Billie H. Rabke and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 256 of the Deed Records of McMullen County, Texas.

17. Oil, Gas and Mineral Lease dated June 15, 2005, by and between Bernadette Maspero Schultz, et al, as Lessor, and Manti Mustang Creek, Ltd., as
     Lessee, covering 80 acres, more or less, situated in the B.B.B. & C. RR Survey No. 1, Abstract 81, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated June 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 466 of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Lease dated effective June 15, 2005, executed October 5, 2005, by and between Victor E. Maspero and Manti Mustang Creek, Ltd., recorded in Volume 439, Page 49 of the Deed Records of McMullen County, Texas.

18.  Oil, Gas  and  Mineral  Lease  dated  June  15,  2005,  by and between Leon
     Franklin Steinle, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 403 acres, more or less, situated in the J. M. Hernandez
     Survey, No. 33, A-224 and the McKinney & Williams Survey, Section 16, A-339, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated June 15, 2005, by and between Lessor and Lessee, in Volume 437, Page 07, of the Deed Records of McMullen County, Texas.

19. Oil, Gas and Mineral Lease dated June 9, 2005, by and between Robert Murray Swaim, et al, as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 403 acres, more or less, situated in the J. M. Hernandez Survey, No. 33, A-224 and the McKinney & Williams Survey, Section 16, A-339, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated June 9, 2005, by and between Lessor and Lessee, in Volume 436, Page 387 of the Deed Records of McMullen County, Texas.

20. Oil and Gas Lease dated August 31, 2005, by and between Michael Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 217 acres, more or less, situated in the J. M. Hernandez Survey, No. 33, A-224 and the McKinney & Williams Survey, Section 16, A-339, in McMullen County, Texas, recorded by Memorandum Giving Notice of Existance of Oil & Gas Lease dated August 31, 2005, by and between Lessor and Lessee, in Volume 438, Page 262, of the Deed Records of McMullen County, Texas.

21. Oil and Gas Lease dated August 31, 2005, by and between Michael Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 186 acres, more or less, situated in the J. M. Hernandez Survey, No. 33, A-224, in McMullen County, Texas, recorded by Memorandum Giving Notice of Existance of Oil & Gas Lease dated August 31, 2005, by and between Lessor and Lessee, in Volume 438, Page 265, of the Deed Records of McMullen County, Texas.

22. Oil and Gas Lease dated July 20, 2005, by and between Michael Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 144 acres, more or less, situated in the J. B. Taylor Survey, Section 58, A-636 and the J. B. Taylor Survey, Section 60, A-633, in McMullen County, Texas, recorded by Memorandum Giving Notice of Existance of Oil & Gas Lease dated July 20, 2005, by and between Lessor and Lessee, in Volume 437, Page 464, of the Deed Records of McMullen County, Texas.

23. Oil and Gas Lease dated August 11, 2005 by and between James L. Rayes, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 450 acres, more or less, situated in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil & Gas Lease dated August 11, 2005, by and between Lessor and Lessee, in Volume 438 Page 168, of the Deed Records of McMullen County, Texas, and Document No. 75905 of the Official Records of Atascosa County, Texas; said lease ratified by Ratification of Oil and Gas Lease, dated effective August 11, 2005, by Patrick O. Rayes, General Partner of The Patrick O. Rayes Family Partnership, Ltd., recorded in Volume 439, Page 30 of the Deed Records of McMullen County, Texas, and Document No. 77067 of the Official Records of Atascosa County, Texas.

24. Oil and Gas Lease dated March 18, 2005 by and between Patrick O. Rayes, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the J. T. Cresap Survey, Section 10, A-1554, in Atascosa County, Texas and A-1199 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil & Gas Lease dated March 18, 2005, by and between Lessor and Lessee in Volume 435, Page 313, of the Deed Records of McMullen County, Texas and Book 307, Page 699 of the Official Public Records of Atascosa County, Texas; said lease ratified by Ratification of Oil and Gas Lease dated effective March 18, 2005, by and between Lynn Krause Dowdy and husband Preston Dowdy and Myra Krause Waters and husband George C. Waters and Manti Mustang Creek, Ltd., recorded in Volume 443, Page 394 of the Deed Records of McMullen County, Texas, and Document No. 81135, of the Official Records of Atascosa County, Texas.

25. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Rodney W. Swaim, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 102 acres, more or less, situated in the J. B. Taylor Survey,
     Section 58, A-636, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 343, of the Deed Records of McMullen County, Texas.

26. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Wesley Franklin Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 70 acres, more or less, situated in the J. B. Taylor Survey,
     Section 60, A-633, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 395, of the Deed Records of McMullen County, Texas.

27. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Robert Murray Swaim, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 144 acres, more or less, situated in the J. B. Taylor Survey, Section 58, A-636 and the J. B. Taylor Survey, Section 60, A-633, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 363, of the Deed Records of McMullen County, Texas.

28. Oil, Gas and Mineral Lease dated July 26, 2005, by and between G. Franklin Swaim, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 222 acres, more or less, situated in the B. S. & Forwood Survey, No. 57, A-148, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated July 26, 2005, by and between Lessor and Lessee, in Volume 438, Page 76, of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Lease dated effective July 16, 2005, by and between Wesley Franklin Swaim, et ux, and Manti Mustang Creek, Ltd., recorded in Volume 438, Page 228 of the Deed Records of McMullen County, Texas, and Ratification of Oil and Gas Lease dated effective July

     16, 2005, by and between Robert Murray Swaim, Sallie Swaim, Arthur Wayne Swaim and Sherrill Swaim and Manti Mustang Creek, Ltd., recorded in Volume 438, Page 225 of the Deed Records of McMullen County, Texas.

29.  Oil Gas  and  Mineral  Lease  dated  May  20, 2005 by and between Rodney W.
     Swaim, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 208 acres, more or less, situated in B. S. & F. Survey 65, A-152 and the B. S. & F. Survey 67, A-153, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 334 of the Deed Records of McMullen County, Texas.

30. Oil, Gas and Mineral Lease dated May 20, 2005, by and between Wesley Franklin Swaim, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 312 acres, more or less, situated in the B. S. & F. Survey,
     Section 65, A-152, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated May 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 392, of the Deed Records of McMullen County, Texas.

31. Oil and Gas Lease dated July 26, 2005, by and between Rodney W. Swaim, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 60 acres, more or less, situated in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated July 26, 2005, by and between Lessor and Lessee, in Volume 438, Page 86, of the Deed Records of McMullen County, Texas, that has been corrected by Corrected Memorandum Giving Notice of Oil and Gas Lease, dated November 9, 2005, by and between Lessor and Lessee, recorded in Volume 441, Page 166 of the Deed Records of McMullen County, Texas.

32. Oil and Gas Lease dated July 26, 2005, by and between Wesley F. Swain, et ux, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 50 acres, more or less, situated in McMullen County, Texas, recorded by Memorandum of Giving Notice of Oil and Gas Lease dated July 26, 2005, by and between Lessor and Lessee, in Volume 438, Page 349, of the Deed Records of McMullen County, Texas.

33.  Oil and  Gas  Lease  dated  March  30,  2005,  by  and  between Tyler Ranch
     Partners, Ltd., as Lessor and Manti Mustang Creek, Ltd., as Lessee, covering 390.81 acres, more or less, situated in the J. G. & O. Fisk Survey 1073, A-200 and the J. Hernandez Survey 962, A-229, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated March 20, 2005, by and between Lessor and Lessee, in Volume 436, Page 01 of the Deed Records of McMullen County, Texas; ratified by Ratification of Oil and Gas Lease dated effective March 30, 2005 by and between Will Grant Ryan and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 331 of the Deed Records of McMullen County, Texas.

34. Oil, Gas and Mineral Lease dated February 17, 2005, by and between Jo Anne Henry, et al, as Lessor, and Lara Energy, Inc., as Lessee, covering 276.6 acres, more or less, situated in the F. H. Burmeister Survey No. 4, A-1061, the G. H. & H. R. R. Survey No. 5, A-216, the F. H. Burmeister Survey,
     Section  4, A-1081, the James Montgomery Survey, A-1006, and the G. C. & S.
     F. R. R. Survey, A-930, in McMullen County, Texas, recorded by Memorandum of Oil, Gas and Mineral Lease, by and between Lessor and Lessee, in Volume 435, Page 402 of the Deed Records of McMullen County, Texas.

35. Oil and Gas Lease dated March 30, 2005, by and between American National Insurance Company, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the Maddox Bros. and the Anderson Survey, Section 2, A-697, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated April 11, 2005, by and between Lessor and Lessee, in Volume 436, Page 07, of the Deed Records of McMullen County, Texas.

36.  Oil, Gas  and Mineral Lease dated September 28, 2005, by and between George
     H.  Smyer,  as  Lessor,  and Manti Mustang Creek, Ltd., as Lessee, covering
     31.029 acres, more or less, situated in the E. S. Stout Survey, Section 18, A-1032, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated September 28, 2005, by and between Lessor and Lessee, in Volume 439, Page 140, of the Deed Records of McMullen County, Texas.

37. Oil, Gas and Mineral Lease dated November 15, 2005, by and between Hortense Karbach Properties, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 25.6377 acres, more or less, situated in the E. S. Stout Survey,
     Section 18, A-1032, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated November 15, 2005, by and between Lessor and Lessee, in Volume 440, Page 339, of the Deed Records of McMullen County, Texas.

38. Oil, Gas and Mineral Lease dated November 15, 2005, by and between Eugenia Wells Webster, et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 63.333acres, more or less, situated in the E. S. Stout Survey,
     Section 18, A-1032, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated November 15, 2005, by and between Lessor and Lessee, in Volume 440, Page 343, of the Deed Records of McMullen County, Texas.

39. Oil, Gas and Mineral Lease dated December 28, 2005, by and between Clifton Wheeler, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 80 acres, more or less, situated in the Jose A. Hernandez Survey 962, A-229 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated December 28, 2005, by and between Lessor and Lessee, in Volume 441, Page 286, of the Deed Records of McMullen County, Texas.

40. Oil, Gas and Mineral Lease dated December 22, 2005, by and between Domingo Garza, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 50 acres, more or less, situated in the C. Menchaca Survey, No. 960, A-304, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated December 22, 2005, by and between Lessor and Lessee, in Volume 441, Page 72, of the Deed Records of McMullen County, Texas.

41. Oil, Gas and Mineral Lease dated November 11, 2005, by and between Virginia Henry, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 20 acres, more or less, situated in the C. Menchaca Survey, No. 960, A-304, in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated November 11, 2005, by and between Lessor and Lessee, in Volume 441, Page 162, of the Deed Records of McMullen County, Texas.

42. Oil and Gas Lease dated March 1, 2006, by and between Devon Energy Production Company, L.P., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded as File No. 80617 of the Oil and Gas Lease Records of Atascosa County, Texas.

43. Oil and Gas Lease dated March 8, 2006, by and between Texas Osage Royalty Pool, Inc., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded by Memorandum of Oil and Gas Lease as File No. 80616 of the Oil and Gas Lease Records of Atascosa County, Texas.

44. Oil and Gas Lease dated June 16, 1951, by and between Clifton Wheeler et ux, as Lessor, and V. T. Donnelly, as Lessee, recorded in Volume 48, Page 480 of the Deed Records of McMullen County, Texas, INSOFAR AND ONLY INSOFAR as Said Lease covers the following described 20 acres out of the Jose A. Hernandez Survey No. 962, A-229, to-wit:

          Starting at the southwest corner of the B.B.B. & C.R.R. Co. Survey No. 1095, A-80, being the northwest corner of the Clifton Wheeler Lease; Thence South 3,333' along the west boundary line of the Wheeler Lease to the point of beginning; Thence East 933' and parallel with the north survey line of the Jose Hernandez Survey, A-229; Thence South 933' and parallel with western boundary line of the Wheeler Lease; Thence West 933' and parallel with the north survey line of the Jose Hernandez Survey, A-229; Thence North 933' and parallel with western boundary line of the Wheeler Lease to the point of beginning; limited from the surface of the earth down to the stratigraphic equivalent of the base of the deepest productive interval in the Lee Wheeler #1 Well, corresponding to a depth of 5,224' on the open log.

     RIGHT  OF  WAYS:

1. Right of Way Agreement dated September 30, 2005, by and between Clifton Wheeler, Jr., et al, as Grantor, and Manti Mustang Creek, Ltd., as Grantee, situated within the B. B. B. & C. R. R. Survey, No. 1095, A-80 and the G.
     M. Hernandez Survey, No. 962, A-229, in McMullen County, Texas, recorded in Volume 439, Page 371, of the Deed Records of McMullen County, Texas.

2. Right of Way Agreement dated October 12, 2005, by and between Margaret Ann Stephenson, as Grantor, and Manti Mustang Creek, Ltd., as Lessee, situated within the G. H. Smith Survey, No. 26, A-430, in McMullen County, Texas, recorded by Memorandum of Pipeline Easement and Right of Way in Volume 439, Page 143 of the Deed Records of McMullen County, Texas.

                                    EXHIBIT B

                                    CONTRACTS
                                    ---------

1. Geophysical Exploration Agreement dated January 8, 2004, by and between Manti Resources, Inc., J & P Oil and Gas, Inc. and Lara Energy, Inc. covering a certain geologic area located in McMullen, Live Oak, and Atascosa Counties, Texas.

2. Joint Operating Agreement dated January 8, 2004, by and between Manti Operating Company, as Operator, and J & P Oil and Gas, Inc. and Lara Energy, Inc., as non-Operators, covering the Mustang Creek Area located in McMullen, Atascosa and Live Oak Counties, Texas.

3. Joint Operating Agreement dated December 27, 2005, by and between Manti Operating Company, as Operator, and Petrohawk Properties, LP, Lara Energy, inc., and J & P Family Properties, Ltd., as Non-Operators, covering the Zulu Area of Mustang Creek in McMullen County, Texas.

4. Farmout Agreement dated January 10, 2006, by and between EnerQuest Oil & Gas, LLC and Chieftain Energy, LLC and Manti Mustang Creek, Ltd. covering an Oil and Gas Lease dated June 16, 1951, from Clifton Wheeler, et ux, as Lessor and V. T. Donnelly, as Lessee, covering lands located in the Jose Hernandez Survey No. 962, McMullen County, Texas, recorded in Volume 48, Page 480, of the Deed Records of McMullen County, Texas, known as Manti's Zulu Prospect in the Mustang Creek Area in McMullen County, Texas.

5.   Declaration of Pooled Unit dated June 20, 2005, forming a one hundred sixty
     (160) acre pooled unit known as the Manti Mustang Creek, Ltd. - Tyler Ranch No. 1 Unit, formed by Manti Mustang Creek, Ltd., recorded in Volume 436, Page 426 of the Deed Records of McMullen County, Texas, containing portions of three leases and more further described in said Declaration of Pooled Unit.

6. Declaration of Pooled Unit dated August 26, 2005, forming a one hundred sixty acre pooled unit known as the Manti Mustang Creek, Ltd. - Powers-Swaim No. 1 Unit, formed by Manti Mustang Creek, Ltd., recorded in Volume 438, Page 352, of the Deed Records of McMullen County, Texas, containing portions of two leases and more further described in said Declaration of Pooled Unit

7. Declaration of Pooled Unit dated December 14, 2005, forming a one hundred twenty acre pooled unit known as the Manti Mustang Creek, Ltd. - Cajun Caper No. 1 Unit, formed by Manti Mustang Creek, Ltd. recorded in Volume 440, Page 348 of the Deed Records of McMullen County, Texas, and File No. 81171 of the Official Records of Atascosa County, Texas, containing portions of three leases more further described in said Declaration of Pooled Unit.

                                   EXHIBIT B

                              --------------------

8. Declaration of Pooled Unit dated August 8, 2005, forming a one hundred sixty acre pooled unit known as the Manti Mustang Creek, Ltd., - Rabke-Maspero Unit No. 1, formed by Manti Mustang Creek, Ltd. recorded in Volume 444, Page 04 of the Deed Records of McMullen County, Texas, containing portions of three leases more further described in said Declaration of Pooled Unit.

9. Gulfmark Oil Purchase Contract Number 51475 by and between Manti Operating Company and Gulfmark Energy, Inc., amended by Letter Agreement dated August 2, 2005.

10. Facility Use Agreement dated October 1, 2005, by and between EnerQuest Oil & Gas, L.L.C. and Manti Operating Company covering the San Miguel Field Production Facility located in McMullen County, Texas.

11. Gas Gathering and Treating Agreement dated October 1, 2005, by and between Enbridge Pipelines (Texas Gathering) L.P. and Manti Operating Company covering the area of interest known as the Manti Operating Co. Tyler Ranch Unit No. 1 in McMullen County, Texas.

12. Seismic Permit Request dated April 1, 2006 by and between Seitel Data, LTD. and Manti Mustang Creek, LTD. covering approximately 100 acres located in the B.S.F. Survey No. 57, A-148; approximately 5 acres located in the B.S.F. Survey No. 67, A-153; approximately 90 acres located in the B.S.& F. Survey No. 65, A-152; approximately 160_acres located in J.B. Taylor Survey, Section 68, A-637; and approximately 65 acres located in the Chas.
     S.  Burbank  Survey  No.  10,  A-61.

                                    EXHIBIT C
                                    ---------

                           ASSIGNMENT AND BILL OF SALE
                           ---------------------------

                         OF OIL, GAS AND MINERAL LEASES
                         ------------------------------

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

STATE  OF  TEXAS
COUNTIES  OF  McMULLEN
AND  ATASCOSA

                      KNOW ALL MEN BY THESE PRESENTS, THAT:

     This Assignment and Bill of Sale of Oil, Gas and Mineral Leases (this "Assignment") is made effective as of 7:00 a.m. the 1st day of December, 2005
-----------
(hereinafter  referred  to  as  the "Effective Date"), by and between J&P FAMILY
                                     --------------
PROPERTIES, LTD., a Texas Limited Partnership, whose address is, 600 Leopard Street, Suite 1904, Corpus Christi, Texas 78473, LARA ENERGY, INC., a Texas corporation, whose address is, 600 Building, Suite 1904, Corpus Christi, Texas 78401 (collectively "Assignors") and Gulf Coast Oil Corporation with an address
                      ---------
of  5851  San  Felipe,  Suite  775,  Houston,  Texas  77057  ("Assignee").
                                                               --------

                                       I.
                                      ---

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged Assignors do hereby BARGAIN, SELL, ASSIGN and TRANSFER unto Assignee, subject to all recorded royalty and overriding royalty interests, any other outstanding interests, depth limitations or reassignment obligations, if any, that may now burden Assignors' interest covered by this Assignment, the following interests, all of which are hereinafter sometimes referred to as the "Assigned Interests", to-wit:
                                                -------------------

a. All of Assignors' right, title and interest in and to the Oil, Gas and Mineral Leases described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes (the "Leases"), including, but not limited to, all of Assignors' leasehold estate and working interests, reversionary interests, recoupment rights and any other interests whatsoever in, to and under the Leases and Wells located thereon described on Exhibit "A" and as provided in that certain Asset Purchase Agreement dated June 30, 2006, with Assignors and Assignee as parties (the "Purchase Agreement");

b. All of Assignors' right, title and interest in and to (i) all of the personal property, fixtures and improvements now situated thereon or appurtenant thereto, and all other equipment, including, but not limited to, the tanks, gun barrels, pumping units, dehydrators, tubing, wellhead equipment, flowlines and compressors, if any and (ii) all wellbores on the lands covered by the Leases;

c. All of Assignors' right, title and interest in and to all valid and existing rights-of-way, easements, surface leases, permits, or licenses now or hereafter affecting the Assigned Interests;

d. All of Assignors' right, title and interest in and to any amendments, ratifications, renewals or extensions of the Leases; and

e. All of Assignors' right, title and interest in and to all oil, gas and other minerals that may be produced from all oil and/or gas wells located on the Assigned Interests subsequent to the Effective Date hereof.

Notwithstanding, the foregoing assignment, it is recognized and acknowledged that Assignors shall, after this Assignment and Bill of Sale, retain the overriding royalty interest established by virtue of the Assignment dated January 24, 2006, recorded at Volume 442, Page 160 of the Real Property Records of McMullen County, Texas.

                                       II.
                                      ----

     Assignee, in consideration of the mutual benefits to be derived hereunder, and by its acceptance hereof, understands and agrees to the following terms and conditions:

a.   Assignee  expressly  assumes  the  "Assumed  Liabilities"  defined  in that
                                         --------------------
     certain Asset Purchase Agreement by and between Assignors and Assignee dated June 30, 2006 (the "Purchase Agreement").
                                    -------------------

b. Without limitation of the foregoing SECTION II.A., Assignee assumes proportionate responsibility for and agrees to plug and abandon each and every well located on the Assigned Interests and to restore the surface of the Assigned Interests in accordance with applicable governmental rules, regulations, laws and orders, and as may be required under the Leases or other agreements affecting the Assigned Interests and if there is any financial assurance required by any law, rule, or regulation, then Assignee shall secure a new financial assurance in the required amount, and supply it to the regulatory body requiring such financial assurance, to the end that Assignors' financial assurance shall be released and discharged. In the event Assignee fails to do any of the foregoing, Assignee agrees to release, indemnify, defend and hold harmless Assignors for all liability for such failure.

d. Without limitation of the foregoing SECTION II.A., Assignee hereby expressly assumes and agrees to be bound by and to perform all of the duties and obligations accruing after the Effective Date of this Assignment under the Leases or any agreement affecting the Assigned Interests proportionately attributable to the percentage interest herein assigned. ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, HEREBY AGREES TO INDEMNIFY AND DEFEND ASSIGNORS, ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL CLAIMS, DEMANDS AND CAUSES OF ACTION, INCLUDING COSTS OF CLEAN-UP OR PLUGGING LIABILITIES FOR ANY AND ALL WELLS, BROUGHT BY ANY AND ALL PERSONS, INCLUDING (WITHOUT LIMITATION), ASSIGNEE'S AND ASSIGNORS' EMPLOYEES, AGENTS, OR REPRESENTATIVES AND ALSO INCLUDING (WITHOUT LIMITATION) ANY PRIVATE CITIZENS, PERSONS, ORGANIZATIONS, AND ANY AGENCY, BRANCH OR REPRESENTATIVE OF FEDERAL, STATE OR LOCAL GOVERNMENT, ON ACCOUNT OF ANY PERSONAL INJURY OR DEATH OR DAMAGE, DESTRUCTION, OR LOSS OF PROPERTY, CONTAMINATION OF NATURAL RESOURCE (INCLUDING SOIL, SURFACE WATER OR GROUND WATER) OR THE ENVIRONMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS ARISING UNDER ENVIRONMENTAL LAWS RESULTING FROM OR ARISING OUT OF ANY LIABILITY CAUSED BY OR CONNECTED WITH THE PRESENCE, DISPOSAL OR RELEASE OF ANY MATERIAL OF ANY KIND IN, ON OR UNDER THE ASSIGNED INTERESTS ON OR AFTER THE EFFECTIVE DATE, WITHOUT REGARD TO ASSIGNORS' (1) NEGLIGENCE, WHETHER SUCH NEGLIGENCE IS ACTIVE OR PASSIVE, JOINT, SOLE OR CONCURRENT, OR (2) STRICT LIABILITY. THIS INDEMNIFICATION SHALL BE IN ADDITION TO ANY OTHER INDEMNITY PROVISIONS CONTAINED IN THIS ASSIGNMENT, AND IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT ANY TERMS OF THIS PARAGRAPH SHALL CONTROL OVER ANY CONFLICTING OR CONTRADICTING TERMS OR PROVISIONS CONTAINED ELSEWHERE IN THIS ASSIGNMENT.

e. The Assigned Interests have been utilized by Assignors for the purpose of exploration, development, and production of oil and gas. Assignee acknowledges that there may have been spills of crude oil and produced water or other material in the past on the Assigned Interests. In addition, some production equipment may contain asbestos and/or Naturally Occurring Radioactive Material (hereinafter referred to as "NORM"). In this regard, Assignee expressly understands that NORM may affix or attach itself to the inside of the wells, materials and equipment as scale, or in other forms, and that said wells, materials and equipment located on the Assigned Interests may contain NORM and that NORM-containing material may be buried or otherwise disposed of on the Assigned Interests. Assignee also expressly understands that special procedures may be required for the removal and disposal of asbestos and NORM from the equipment and Assigned Interests where it may be found and that Assignee assumes all liability for assessment, removal and disposal of any such materials and associated activities.

f. ASSIGNEE UNDERSTANDS AND AGREES THAT THIS TRANSFER IS MADE ON AN "AS IS, WHERE IS", AND "WITH ALL FAULTS" BASIS AND ASSIGNEE RELEASES ASSIGNORS FROM ANY LIABILITY WITH RESPECT THERETO WHETHER OR NOT CAUSED BY OR ATTRIBUTABLE TO ASSIGNORS' NEGLIGENCE EXCEPT AS OTHERWISE EXPRESSLY AGREED UPON IN WRITING BY ASSIGNORS OR AS PROVIDED IN THIS PARAGRAPH. WITHOUT LIMITING THE ABOVE, AND EXCEPT AS EXPRESSLY PROVIDED IN THIS ASSIGNMENT, ASSIGNEE WAIVES ITS RIGHT TO RECOVER FROM ASSIGNORS AND FOREVER RELEASES AND DISCHARGES ASSIGNORS FROM ANY AND ALL DAMAGES, CLAIMS, LOSSES, LIABILITIES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS, OR EXPENSES, WHATSOEVER, (INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES AND COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE ON ACCOUNT OF OR IN ANY WAY BE CONNECTED WITH THE PHYSICAL CONDITION OF THE ASSIGNED
     INTERESTS  OR  ANY  ENVIRONMENTAL  LAW  OR  REGULATION  APPLICABLE THERETO.

                                      III.
                                      ----

     This Assignment is made and executed by Assignors and accepted by Assignee subject to a proportionate part of the terms, conditions, reservations and exceptions set forth in the following:

a. the terms, provisions, covenants and royalties set forth in the Leases and any pooling, communitization and unitization agreements or orders affecting the Assigned Interests;

b. all recorded overriding royalty interests, restrictions, exceptions, reservations, burdens, encumbrances, conditions, limitations, interests, assignments, instruments, agreements and other matters, if any, that may burden or affect Assignors' interest in the Assigned Interests;

c. the terms and conditions contained in any Joint Operating Agreement covering the Assigned Interests; and

d. all Federal, State, and local laws and to all orders, rules, regulations and standards issued thereunder by all duly constituted political subdivisions and agencies having jurisdiction, and Assignee hereby warrants that it will comply with same. Further, Assignee specifically warrants that it will comply with any and all laws, orders, rules, regulations and standards of all Federal, State and local political subdivisions and agencies applicable to (1) all exploration, drilling, production, plugging, and abandonment procedures, and (2) the control, regulation and prevention of pollution, including, but not limited to, salt water discharge and contamination.

                                       IV.
                                      ----
ASSIGNEE ACKNOWLEDGES THAT ASSIGNORS HAVE NOT MADE, AND ASSIGNORS HEREBY EXPRESSLY DISCLAIM AND NEGATE: (A) ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, RELATING TO THE CONDITION OF ANY IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES AND PERSONAL PROPERTY CONSTITUTING ANY PART OF THE ASSIGNED INTERESTS: (B) ANY AND ALL REPRESENTATIONS AND WARRANTIES AS TO ALL EQUIPMENT, PERSONAL PROPERTY, AND FIXTURES WHICH ARE SOLD AND CONVEYED ON AN "AS IS", "WHERE IS", AND "WITH ALL FAULTS" BASIS: (C) ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT; (D) ANY WARRANTY OF FITNESS FOR ANY PURPOSE: (E) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM REDHIBITORY VICES OR DEFECTS OR OTHER VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN: (F) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT. ASSIGNEE SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE ASSIGNED INTERESTS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL CONDITION, BOTH SURFACE AND SUBSURFACE. ASSIGNEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE ASSIGNED INTERESTS, AND ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS", AND "WITH ALL FAULTS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, ASSIGNORS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO ASSIGNEE IN CONNECTION WITH THIS ASSIGNMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSIGNED INTERESTS OR THE ABILITY OR POTENTIAL OF THE ASSIGNED INTERESTS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE ASSIGNED INTERESTS OR ANY OTHER MATTERS CONTAINED IN THE MATERIALS FURNISHED OR MADE AVAILABLE TO ASSIGNEE BY ASSIGNORS OR BY ASSIGNORS' AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY ASSIGNORS OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO ASSIGNEE

SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNORS AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

ASSIGNEE REPRESENTS AND WARRANTS THAT SUCH ASSIGNEE IS AN EXPERIENCED AND KNOWLEDGEABLE INVESTOR IN OIL AND GAS PROPERTIES, HAS THE FINANCIAL AND BUSINESS EXPERTISE TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS COVERED BY THIS ASSIGNMENT, AND HAS RELIED SOLELY ON THE BASIS OF ITS OWN INDEPENDENT INVESTIGATION OF THE ASSIGNED INTERESTS FOR ALL PURPOSES. ASSIGNEE ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF PERSONS IT DEEMED APPROPRIATE CONCERNING THE CONSEQUENCES OF THE PROVISIONS OF THIS ASSIGNMENT AND HEREBY WAIVES ANY AND ALL RIGHTS TO CLAIM THAT IT IS AN UNSOPHISTICATED INVESTOR IN OIL AND GAS PROPERTIES.

                                       V.
                                      ---

     It is the intention and agreement of Assignors and Assignee hereunder that the provisions of this Assignment be severable. Should the whole or any portion of a section or paragraph be judicially held to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.

     Assignors and Assignee hereby agree that all of the covenants and agreements contained herein shall extend to and be obligatory upon the heirs, executors, representatives, administrators, successors, and assigns of Assignors and Assignee, and shall be covenants running with the land.

     TO HAVE AND TO HOLD the same unto the Assignees, their successors and assigns, according to the terms, covenants and conditions of the Leases and this Assignment.

     Assignee joins in the execution hereof for the purpose of being bound by all of the terms, provisions, obligations and covenants herein specified.

     ASSIGNORS WILL ONLY WARRANT AND FOREVER DEFEND THE RIGHT AND TITLE TO THE ABOVE DESCRIBED ASSIGNED INTERESTS UNTO THE SAID ASSIGNEE AGAINST THE CLAIMS OF THOSE PERSONS CLAIMING BY, THROUGH OR UNDER ASSIGNORS, BUT NOT OTHERWISE.

     ASSIGNEE ACKNOWLEDGES THAT ALL BOLDED PROVISIONS HEREIN RELATING TO INDEMNITY OBLIGATIONS, RELEASES AND WAIVERS ARE CONSPICUOUS, SATISFY THE EXPRESS NEGLIGENCE RULE UNDER TEXAS LAW AND REPRESENT A MATERIAL BARGAINED FOR
ALLOCATION  OF  RISK  BETWEEN  ASSIGNORS  AND  ASSIGNEE.

     IN WITNESS WHEREOF, this instrument is executed as of the acknowledgement date of each of the parties hereto, but shall be effective as of the Effective Date hereof.

                              ASSIGNORS:

                              J&P  FAMILY  PROPERTIES,  LTD.

                              BY: /s/ Jim Wheeler
                                 ---------------------------------
                              NAME: Jim Wheeler
                                   -------------------------------
                              TITLE: General Partner
                                    ------------------------------

                              LARA  ENERGY,  INC.

                              BY: /s/ John E. Hearn Jr.
                                 ---------------------------------
                              NAME: John E. Hearn Jr.
                                   -------------------------------
                              TITLE: President
                                    ------------------------------

                              ASSIGNEE:

                              GULF  COAST  OIL  CORPORATION

                              BY: /s/ Edward R. DeStefano
                                 --------------------------------
                              NAME: Edward R. DeStefano
                                   ------------------------------
                              TITLE: President
                                    -----------------------------



                               [ACKNOWLEDGEMENTS]

                                  SCHEDULE 2.09

                                    EXHIBIT D

                              DISCLOSURE SCHEDULES
                              --------------------

                                  SCHEDULE 3.02
                                  -------------
                 SELLERS' AUTHORIZATIONS; CONFLICTS AND CONSENTS
                 -----------------------------------------------

1. Oil, Gas and Mineral Lease dated March 16, 2005, by and between Double K Property, Ltd., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 700 acres, more or less, situated in the B. S. & F. Survey,
     Section 61, A-150, the J. B. Taylor Survey, Section 68, A-637, and the B.S.F. Survey, Section 59, A-149 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 16, 2005, by and between Lessor and Lessee, in Volume 435, Page 437, of the Deed Records of McMullen County, Texas, ratified by Ratification of Oil and Gas Leases dated April 20, 2005, by and between James F. Roark, Jr., and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 56 of the Deed Records of McMullen County, Texas.

2. Oil and Gas Lease dated March 30, 2005, by and between American National Insurance Company, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the Maddox Bros. and the Anderson Survey, Section 2, A-697, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated April 11, 2005, by and between Lessor and Lessee, in Volume 436, Page 07, of the Deed Records of McMullen County, Texas.

3. Oil, Gas and Mineral Lease dated December 28, 2005, by and between Clifton Wheeler, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 80 acres, more or less, situated in the Jose A. Hernandez Survey 962, A-229 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated December 28, 2005, by and between Lessor and Lessee, in Volume 441, Page 286, of the Deed Records of McMullen County, Texas.

4. Oil and Gas Lease dated March 1, 2006, by and between Devon Energy Production Company, L.P., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded as File No. 80617 of the Oil and Gas Lease Records of Atascosa County, Texas.

5. Oil and Gas Lease dated March 8, 2006, by and between Texas Osage Royalty Pool, Inc., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded by Memorandum of Oil and Gas Lease as File No. 80616 of the Oil and Gas Lease Records of Atascosa County, Texas.

6. Right of Way Agreement dated September 30, 2005, by and between Clifton Wheeler, Jr., et al, as Grantor, and Manti Mustang Creek, Ltd., as Grantee, situated within the B. B. B. & C. R. R. Survey, No. 1095, A-80 and the G.
     M. Hernandez Survey, No. 962, A-229, in McMullen County, Texas, recorded in Volume 439, Page 371, of the Deed Records of McMullen County, Texas.

                                  SCHEDULE 3.05
                                  -------------
                          LEGAL PROCEEDINGS AND ORDERS
                          ----------------------------

NONE

                                  SCHEDULE 3.11
                                  -------------
                                    CONSENTS
                                    --------

1. Oil, Gas and Mineral Lease dated March 16, 2005, by and between Double K Property, Ltd., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 700 acres, more or less, situated in the B. S. & F. Survey,
     Section 61, A-150, the J. B. Taylor Survey, Section 68, A-637, and the B.S.F. Survey, Section 59, A-149 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated March 16, 2005, by and between Lessor and Lessee, in Volume 435, Page 437, of the Deed Records of McMullen County, Texas, ratified by Ratification of Oil and Gas Leases dated April 20, 2005, by and between James F. Roark, Jr., and Manti Mustang Creek, Ltd., recorded in Volume 436, Page 56 of the Deed Records of McMullen County, Texas.

2. Oil and Gas Lease dated March 30, 2005, by and between American National Insurance Company, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 320 acres, more or less, situated in the Maddox Bros. and the Anderson Survey, Section 2, A-697, in McMullen County, Texas, recorded by Memorandum of Oil and Gas Lease dated April 11, 2005, by and between Lessor and Lessee, in Volume 436, Page 07, of the Deed Records of McMullen County, Texas.

3. Oil, Gas and Mineral Lease dated December 28, 2005, by and between Clifton Wheeler, Jr., et al, as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 80 acres, more or less, situated in the Jose A. Hernandez Survey 962, A-229 in McMullen County, Texas, recorded by Memorandum Giving Notice of Oil and Gas Lease dated December 28, 2005, by and between Lessor and Lessee, in Volume 441, Page 286, of the Deed Records of McMullen County, Texas.

4. Oil and Gas Lease dated March 1, 2006, by and between Devon Energy Production Company, L.P., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded as File No. 80617 of the Oil and Gas Lease Records of Atascosa County, Texas.

5. Oil and Gas Lease dated March 8, 2006, by and between Texas Osage Royalty Pool, Inc., as Lessor, and Manti Mustang Creek, Ltd., as Lessee, covering 160 acres, more or less, situated in the W. H. Stout Survey, Section 20, A-1179, in Atascosa County, Texas, recorded by Memorandum of Oil and Gas Lease as File No. 80616 of the Oil and Gas Lease Records of Atascosa County, Texas.

6. Right of Way Agreement dated September 30, 2005, by and between Clifton Wheeler, Jr., et al, as Grantor, and Manti Mustang Creek, Ltd., as Grantee, situated within the B. B. B. & C. R. R. Survey, No. 1095, A-80 and the G.
     M. Hernandez Survey, No. 962, A-229, in McMullen County, Texas, recorded in Volume 439, Page 371, of the Deed Records of McMullen County, Texas.

                                  SCHEDULE 3.12
                                  -------------
                                 GAS IMBALANCES
                                 --------------

NONE

                                  SCHEDULE 3.14
                                  -------------
                        NOTICES OF CONTRACT CANCELLATION
                        --------------------------------

NONE
----

                                  SCHEDULE 5.02
                                  -------------

               ARTICLE 10 SCHEDULE OF LEASES RELEASED OR ASSIGNED


Released

-    Lessor:  Tyler  Ranch  Partners,  LTD
     Lessee:  Manti  Mustang  Creek,  LTD.
     Date:  March  30,  2005
     Recorded:  Memorandum  @  Volume  436  Page  3,  DR  McMullen County, Texas

-    Lessor:  The  Annie  Crain  Trust
     Lessee:  Manti  Mustang  Creek,  LTD
     Date:  March  15,  2005
     Recorded:  Memorandum  @  Volume  435  Page  326, DR McMullen County, Texas

Assigned

-    Lessor:  Tyler  Ranch  Partners,  LTD
     Lessee:  Manti  Mustang  Creek,  LTD
     Date:  March  30,  2005
     Recorded:  Memorandum  @  Volume  436  Page  5,  DR  McMullen County, Texas

                                  SCHEDULE 2.02
                                  -------------
                          ALLOCATION OF PURCHASE PRICE
                          ----------------------------

ALLOCATION  FOR  MANTI  ACQUISITION

WELL  NAME     %  OF  PDP          PRO-RATA  SHARE  OF  PURCHASE  PRICE
----------     ----------          ------------------------------------
Hodde #1           16.99%               $756,248
Double K #2         7.96%               $354,266
Double K #3         2.68%               $119,408
Kassner #1         13.64%               $607,142
Kassner #2          0.00%                     $0
Swaim-Powers #1     4.98%               $221,798
Peacock #1          0.63%                $28,212
Swaim 58 #1        24.20%             $1,076,752
Canjun Caper #1     2.40%               $106,744
Wheeler #1          5.94%               $264,153
Rabke-Maspero #1   15.76%               $701,343
Tyler Ranch #1      4.81%               $213,933


                  100.00%             $4,450,000